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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIBERTY PROPERTY TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
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LIBERTY PROPERTY TRUST
500 Chesterfield Parkway
Malvern, Pennsylvania 19355

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 22, 2012

        The 2012 ANNUAL MEETING of the shareholders of Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), will be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, on May 22, 2012 at 11:00 a.m., local time, for the following purposes:

  1.
  To elect nine trustees to hold office until the Annual Meeting of Shareholders to be held in 2013 and until their successors are duly elected and qualified;

  2.
  To hold an advisory vote to approve the Trust's named executive officers compensation;

  3.
  To ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012;

  4.
  To consider and vote on a proposal to adopt the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan;

  5.
  To transact such other business as may properly come before the meeting.

        The Board of Trustees of the Trust has fixed the close of business on March 16, 2012 as the record date for the meeting. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

        This year, we have elected to furnish proxy materials to our shareholders electronically, so that we can both provide our shareholders with the information they need and also reduce our costs of printing and delivery and the environmental impact of our annual meeting.

        Proxies are being solicited by the Board of Trustees of the Trust. Reference is made to the Proxy Statement included in our proxy materials for further information with respect to the business to be transacted at the meeting.

By Order of the Board of Trustees,
James J. Bowes Secretary

Malvern, Pennsylvania
April 12, 2012

Please Complete and Return Your Signed Proxy Card

    Please complete and promptly return your proxy in the manner provided. Doing so will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

LIBERTY PROPERTY TRUST

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2012

GENERAL INFORMATION

        This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Liberty Property Trust, a Maryland real estate investment trust (the "Trust" or the "Company"), for use at the Trust's 2012 Annual Meeting of Shareholders (the "Meeting") to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 on May 22, 2012 at 11:00 a.m., local time, and any adjournment or postponement thereof, for the purposes set forth in the foregoing notice and more fully discussed herein. Only shareholders of record at the close of business on March 16, 2012 (the "Record Date") shall be entitled to notice of and to vote at the Meeting.

        In accordance with the rules of the Securities and Exchange Commission, we are furnishing our proxy materials (proxy statement for Annual Meeting, proxy card and 2011 Annual Report to Shareholders) by providing access to these materials electronically on the Internet. As such, we are not mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, and our shareholders will not receive printed copies of the proxy materials unless they request this form of delivery. Printed copies will be provided upon request at no charge.

        We are mailing a Notice of Meeting and Internet Availability of Proxy Materials ("Notice of Internet Availability") to our shareholders on or about April 12, 2012. This Notice of Internet Availability is in lieu of mailing the printed proxy materials, and contains instructions for our shareholders as to how they may: (1) access and review our proxy materials on the Internet; (2) submit their proxy; and (3) receive printed proxy materials. Shareholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. We believe that providing future proxy materials by e-mail will save us some of the costs associated with printing and delivering the materials and reduce the environmental impact of our annual meetings. A request to receive proxy materials in printed form by mail or by e-mail will remain in effect until such time as the shareholder elects to terminate it.

        If the enclosed proxy is properly executed and received by the Trust prior to voting at the Meeting, the common shares of beneficial interest, $0.001 par value per share, of the Trust (the "common shares") represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the common shares represented by the enclosed proxy will be voted FOR the nominees of the Board of Trustees in the election of trustees, FOR approval of the advisory vote to approve the Trust's named executive officers compensation, FOR ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012 and for adoption of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan. Management does not intend to bring any matter before the Meeting other than as indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

        Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Trust in writing prior to the time of the Meeting, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

        On the Record Date, the Trust had 116,801,952 common shares outstanding and entitled to vote at the Meeting. Each holder of common shares is entitled to one vote per share held of record by such holder on the Record Date. There must be present at the Meeting in person or by proxy shareholders entitled to cast a majority of all the votes entitled to be cast to constitute a quorum for the Meeting. Common shares represented at the Meeting in person or by proxy but not voted on one or more proposals will be included in determining the presence of a quorum, but will not be considered cast on any proposal on which they were not voted. Thus, abstentions and broker "non-votes" are deemed to be present at the Meeting for the purpose of determining whether a quorum is constituted, but are not deemed to be votes cast at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

        Abstentions and broker "non-votes" will affect each of the proposals described in this proxy as follows:

  •
  On the proposal to elect nine trustees to hold office until the Annual Meeting of Shareholders to be held in 2013 and until their successors are duly elected and qualified, the vote of a majority of all the votes cast at the Meeting is necessary to elect a trustee. Neither abstentions nor broker non-votes will be counted as votes cast, and therefore, assuming a quorum is achieved, will have no effect on the results of the vote with respect to this proposal.

  •
  The vote of a majority of all the votes cast at the Meeting is necessary to ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012 and to approve the adoption of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan. Neither abstentions nor broker non-votes will be counted as votes cast, and therefore, assuming a quorum is achieved, will have no effect on the results of the vote with respect to these proposals.

  •
  With respect to the advisory vote to approve the Trust's named executive officers compensation, passage of the proposal requires that the number of votes FOR approval of named executive compensation must exceed the number of votes AGAINST approval. Neither abstentions nor broker non-votes will be counted as votes cast and will have no effect on the results of the vote with respect to this proposal. This vote is advisory and is not binding on the Trust or the Board. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Board will evaluate any appropriate next steps.

        A majority of all votes cast in an election for trustees means that the number of shares voted "for" a nominee for trustee must exceed the number of votes cast as "withheld" from that nominee. In addition, the Trust's corporate governance policies provide that if a nominee for trustee who already serves as a trustee is not elected by a majority of the votes cast, the trustee will offer to tender his or her resignation to the Board of Trustees. The Corporate Governance and Nominating Committee of the Board of Trustees will then make a recommendation to the Board of Trustees on whether to accept or reject such resignation, or whether other action should be taken. The Board of Trustees will act on the Corporate Governance and Nominating Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. Any such trustee who tenders his or her resignation will not participate in the Board of Trustee's decision. There is no cumulative voting in the election of trustees.

        A majority of the votes cast at the Meeting shall be sufficient to approve any other matter that may properly come before the Meeting, unless more than a majority of the votes cast is required by the Declaration of Trust of the Trust (the "Declaration of Trust") or applicable law.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders to be Held on May 22, 2012

        This proxy statement and our 2011 annual report to shareholders are available at www.libertyproperty.com in the "Investor Relations" section.

 SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 16, 2012 (except as indicated below), regarding the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of common shares by each trustee, each nominee for election as trustee, each executive officer listed in the Summary Compensation Table appearing on page 27, all trustees and executive officers as a group, and each person who is known to the Trust to be the beneficial owner of more than five percent of the outstanding common shares. Each person named in the table below has sole voting and investment power with respect to the common shares listed opposite such person's name, except as otherwise noted.

Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
William P. Hankowsky	874,651	(1)	*
George J. Alburger, Jr.	422,177	(2)	*
Robert E. Fenza	475,838	(3)	*
James J. Bowes	248,047	(4)	*
Michael T. Hagan	238,068	(5)	*
Frederick F. Buchholz	80,202	(6)	*
Thomas C. DeLoach, Jr.	72,810	(7)	*
Katherine Elizabeth Dietze	3,448	(8)	*
Daniel P. Garton	48,109	(9)	*
J. Anthony Hayden	111,386	(10)	*
M. Leanne Lachman	81,070	(11)	*
David L. Lingerfelt	80,676	(12)	*
Stephen B. Siegel	48,020	(13)	*
Stephen D. Steinour	40,172	(14)	*
Cohen & Steers, Inc.	12,293,168	(15)	10.5%
CBRE Clarion Securities, LLC	12,116,245	(16)	10.3%
The Vanguard Group Inc.	11,688,992	(17)	10.0%
BlackRock, Inc.	10,081,008	(18)	8.6%
All trustees and executive officers as a group (14 persons)	2,824,674	(19)	2.4%

*
Represents less than one percent of class.

(1)
Includes 540,790 common shares subject to options exercisable within 60 days after March 16, 2012.

(2)
Includes 219,268 common shares subject to options exercisable within 60 days after March 16, 2012.

(3)
Includes 207,934 common shares subject to options exercisable within 60 days after March 16, 2012 and 195,043 common shares issuable upon exchange of units of limited partnership interest ("Units") of Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership") which, as of December 31, 2011, was 96.8% owned by the Trust. Also includes 700 common shares, held by Mr. Fenza as custodian for his children, or owned directly by such children, as to which Mr. Fenza disclaims beneficial ownership. Includes 140,000 Units pledged by the beneficial owner as security for loans.

(4)
Includes 171,245 common shares subject to options exercisable within 60 days after March 16, 2012.

(5)
Includes 160,307 common shares subject to options exercisable within 60 days after March 16, 2012 and 14,491 common shares issuable upon exchange of Units.

(6)
Includes 38,500 common shares subject to options exercisable within 60 days after March 16, 2012.

(7)
Includes 26,000 common shares subject to options exercisable within 60 days after March 16, 2012.

(8)
Includes 1,100 common shares subject to options exercisable within 60 days after March 16, 2012.

(9)
Includes 38,500 common shares subject to options exercisable within 60 days after March 16, 2012.

(10)
Includes 37,500 common shares subject to options exercisable within 60 days after March 16, 2012. Includes approximately 15,000 common shares pledged by the beneficial owner as security for loans. Mr. Hayden served on the Board until May 11, 2011.

(11)
Includes 38,500 common shares subject to options exercisable within 60 days after March 16, 2012.

(12)
Includes 38,500 common shares subject to options exercisable within 60 days after March 16, 2012 and 30,674 common shares issuable upon exchange of Units.

(13)
Includes 25,000 common shares subject to options exercisable within 60 days after March 16, 2012.

(14)
Includes 1,000 common shares subject to options exercisable within 60 days after March 16, 2012. Also includes 12,292 common shares, held by Mr. Steinour as custodian for his children, or owned directly by such children, and 1,677 shares held by Mr. Steinour as custodian in the name of the Steinour Family Foundation, all of which Mr. Steinour disclaims beneficial ownership.

(15)
Cohen & Steers, Inc. ("Cohen & Steers") had sole dispositive power and sole voting power over 12,293,168 and 5,602,521 common shares, respectively. This information is based solely on a review of an amendment to Schedule 13G filed by Cohen & Steers with the Securities and Exchange Commission on February 14, 2012. Cohen & Steers' address is 280 Park Avenue, 10th Floor, New York, NY 10017.

(16)
CBRE Clarion Securities, LLC ("Clarion") has sole dispositive power and sole voting power over 12,116,245 and 5,580,425 common shares, respectively. This information is as of, and based solely on a review of an amendment to Schedule 13G filed by Clarion with the Securities and Exchange Commission on, February 13, 2012. Clarion's address is 201 King of Prussia Road, Suite 600, Radnor, PA 19087.

(17)
The Vanguard Group, Inc. ("Vanguard") had sole or shared dispositive power and sole voting power over 11,688,992 and 6,488,617 common shares, respectively. This information is based solely on a review of an amendment to Schedule 13G filed by Vanguard with the Securities and Exchange Commission on March 9, 2012. Vanguard's address is 100 Vanguard Boulevard, Malvern, PA 19355.

(18)
BlackRock, Inc. and certain of its affiliates (collectively, "BlackRock") had sole dispositive power and sole voting power over 10,081,008 common shares. This information is based solely on a review of an amendment to Schedule 13G filed by BlackRock with the Securities and Exchange Commission on February 10, 2012. BlackRock's address is 40 East 52nd Street, New York, NY 10022.

(19)
Includes 1,554,145 common shares subject to options exercisable within 60 days after March 16, 2012 and 240,208 common shares issuable upon exchange of Units. Also includes approximately 155,000 common shares and units pledged as security for loans.

 PROPOSAL 1—ELECTION OF TRUSTEES AND CONTINUING TRUSTEES

        In accordance with the Declaration of Trust and the First Amended and Restated Bylaws of the Trust, the Board of Trustees has fixed the total number of trustees at ten. Nine trustees will be elected at the Meeting to serve until the Annual Meeting of Shareholders to be held in 2013 and until their successors are duly elected and qualified. Each of the nominees for election as trustee currently serves as a trustee of the Trust.

        A proxy signed in the enclosed form will be voted FOR the election of the nominees named below, unless a contrary instruction is given.

        Management believes that each of its nominees is willing and able to serve the Trust as trustee. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.

        The following is a brief description of the nominees for election as trustee and of the other continuing trustees of the Trust. The descriptions for the trustees set forth the experience, qualifications, attributes and skills that have led the Board to conclude that these nominees should serve as trustees of the Trust.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR the election of each nominee. Assuming a quorum is present at the Meeting, a majority of all the votes cast at the Meeting shall be sufficient to elect a trustee.

Nominations for Election as Trustees with Terms to Expire in 2013

        Frederick F. Buchholz, age 66, has served as a trustee of the Trust since June 1994. Mr. Buchholz was with Lend Lease Real Estate Investments or its predecessors from 1968 until retiring in June 1998. Since his retirement, Mr. Buchholz has served as an independent real estate consultant. He was appointed a Senior Vice President of Equitable Real Estate in December 1990 and Executive Vice President in 1992. At various times, Mr. Buchholz was also the officer in charge of Equitable Real Estate's New York and Washington, D.C. regional offices. Prior to his retirement, Mr. Buchholz was the officer in charge of the Lend Lease Philadelphia region, supervising new business, asset management and restructuring/workout activities on behalf of a diversified regional mortgage and equity portfolio. Mr. Buchholz is a member of the Appraisal Institute and the Investment Review Committee of the Delaware Valley Real Estate Investment Fund, L.P.

        Mr. Buchholz's lengthy real estate career as a senior officer of a major institutional real estate owner and lender enables Mr. Buchholz to contribute significantly, particularly in connection with the review and analysis of the Trust's real estate transactions. Additionally, Mr. Buchholz's past experience as a board member of another real estate company provides Mr. Buchholz with important insights as to the governance of the Trust.

        Thomas C. DeLoach, Jr., age 64, has served as a trustee of the Trust since May 1999. Beginning in 1998, Mr. DeLoach served as an Executive Vice President of Mobil Oil Corporation and the President of Global Midstream, both wholly owned subsidiaries of Mobil Corporation (now Exxon Mobil Corporation) (NYSE:XOM), a global energy company, prior to his retirement in March 2000. Mr. DeLoach joined Mobil Corporation in 1969 as a chemical engineer and advanced through various positions in manufacturing, marketing, planning and supply. From December 1994 until his election as President of Global Midstream, Mr. DeLoach served as Chief Financial Officer and Senior Vice President of Mobil Corporation and Mobil Oil Corporation. From 1991 until his retirement in 2000,

Mr. DeLoach served as a director of Mobil Oil Corporation. Mr. DeLoach was a partner in a Penske Racing, LLC from 2000 until 2002 and has been the Managing Partner of PIT Instruction & Training, LLC since 2003 and Red Horse Racing II, LLC since 2005. Mr. DeLoach is also a member of the Board of Directors of Asbury Automotive Group (NYSE:ABG), and serves as its Non-Executive Chairman and on its Executive, Audit and Risk Committees.

        Mr. DeLoach's experience in various senior positions at a major American corporation with highly sophisticated processes and procedures in a capital intensive industry has given Mr. DeLoach strong insights which enable him to contribute to the Trust in a variety of areas, including in finance, human resources and internal operations. Mr. DeLoach's membership on the board of another public company also enables him to share best practices observed from his other experiences.

        Katherine Elizabeth Dietze, age 54, was elected as a trustee of the Trust in January 2011. Ms. Dietze was Global Chief Operating Officer, Investment Banking Division of Credit Suisse First Boston, a financial services company, until her retirement in 2005. She had also held the position of Managing Director, Investment Banking. Prior to joining Credit Suisse First Boston, Ms. Dietze was a Managing Director for Salomon Brothers Inc, a financial services company. Ms. Dietze brings a strong background in global investment and financial matters.

        As the only trustee with a background in investment banking, Ms. Dietze provides a unique and valuable perspective on global financial markets, investments and financial transactions. Ms. Dietze serves on two other public company boards, Cowen Group, Inc. (NASDAQ:COWN) where she serves on the Audit Committee and Matthews International Corporation (NASDAQ:MATW) where she serves as Chair of the Compensation Committee and Chair of the Company's Pension Board. Ms. Dietze's membership on the boards of other public companies also enables her to share best practices observed from her other experiences.

        Daniel P. Garton, age 54, has served as a trustee of the Trust since December 2001. Mr. Garton was named President and Chief Executive Officer of American Eagle Airlines, one of the world's largest regional airlines, in June 2010. AMR Corporation (OTCBB:AAMRQ) is the parent company of American Eagle and American Airlines. Prior to joining American Eagle, Mr. Garton served as Executive Vice President-Marketing of AMR Corporation's American Airlines unit. In that position, Mr. Garton oversaw American Airlines' activities with respect to reservations, flight service, sales, its travel awards program, advertising and corporate communications. Previously, Mr. Garton served as Senior Vice President and then Executive Vice President of American Airlines Customer Service beginning September 1998. Mr. Garton served as President of American Eagle Airlines for three years beginning in July 1995. Mr. Garton joined AMR Corporation in 1984 as an analyst in the finance department and advanced through various positions to the office of Vice President-Financial Planning and Analysis in 1992. Mr. Garton left AMR Corporation in 1993 to become Senior Vice President and Chief Financial Officer of Continental Airlines. He returned to AMR Corporation two years later when he assumed the presidency of American Eagle Airlines. AMR Corporation filed for Chapter 11 bankruptcy protection in November 2011.

        Mr. Garton's extensive experience in customer service, operations, finance and financial markets in a major American corporation with highly sophisticated processes and procedures has enabled him to make valuable contributions to the Trust as a Board member. His strong financial background has also allowed him to provide valuable service as a member of the Audit Committee.

        William P. Hankowsky, age 61, has served as a trustee of the Trust since May 2003. Mr. Hankowsky joined the Trust on January 1, 2001 as Executive Vice President and Chief Investment Officer and was promoted to the position of President on March 12, 2002. Mr. Hankowsky became the Chief Executive Officer of the Trust on January 21, 2003 and Chairman on June 10, 2003. Prior to joining the Trust, Mr. Hankowsky served as President of the Philadelphia Industrial Development Corporation ("PIDC") from 1989 through 2000. As the chief executive officer of PIDC, he oversaw the

City of Philadelphia's economic development agency. Prior to that time, Mr. Hankowsky served as an executive with a variety of economic development projects and agencies. Mr. Hankowsky currently serves on the boards of Aqua America, Inc. (NYSE:WTR), Citizens Financial Group, Philadelphia Shipyard Development Corporation, Delaware River Waterfront Corporation, the Kimmel Center for the Performing Arts, the Philadelphia Convention and Visitors Bureau, the National Association of Real Estate Investment Trusts and as Chairman of the Greater Philadelphia Chamber of Commerce. Mr. Hankowsky has recently joined the board of Interstate General Media, LLC, which has recently acquired control of Philadelphia Media Network, Inc., publisher of the Philadelphia Inquirer and Philadelphia Daily News.

        Mr. Hankowsky's executive experience and economic development background provided compelling attributes which have contributed to his leadership of the Trust. His leadership roles in both the not-for-profit and public company arenas has provided him with valuable opportunities to interact with business and government leaders in market segments of importance to the Trust's business and, as a result, to better understand the needs of its customers.

        M. Leanne Lachman, age 69, has served as a trustee of the Trust since June 1994. Ms. Lachman is the President of Lachman Associates, LLC, a real estate consulting firm, and is an Executive-in-Residence at Columbia Business School. Until October 2003, Ms. Lachman was a Managing Director of Lend Lease Real Estate Investment Management, a pension fund advisor. From 1987 forward, Ms. Lachman has specialized in real estate investment management for institutions. Ms. Lachman is a director and Chair of the Audit Committee of Lincoln National Corporation (NYSE:LNC) and a director of Lincoln Life & Annuity of New York, a subsidiary of Lincoln National Corporation.

        Ms. Lachman's extensive experience as a specialist in real estate investment management and her ongoing advisory work enable Ms. Lachman to make valuable contributions to the Board, particularly in the area of strategic real estate investment analysis. Additionally, her experience as a director of another public company gives her insight into governance and related best practices, which enable her to make significant contributions as a Board member.

        David L. Lingerfelt, age 59, has served as a trustee of the Trust since May 1995. Mr. Lingerfelt has been Of Counsel to the firm of Parker, Pollard, Wilton & Peaden, P.C., in Richmond, Virginia, since February 2010. Mr. Lingerfelt's practice focuses on commercial real estate and taxation. Until November 2008, Mr. Lingerfelt was Vice President of LandAmerica Exchange Company. During 2009, Mr. Lingerfelt acted as a consultant in the wind down of LandAmerica Exchange Company. Prior to joining LandAmerica, Mr. Lingerfelt served as Director of Property Administration and Counsel for Best Products Co., Inc., and was a partner in the Virginia law firm of Coates & Davenport, focusing on commercial transactions.

        Mr. Lingerfelt's training as an attorney, together with his experience as a commercial lawyer with significant experience in real estate and tax practice areas, has allowed Mr. Lingerfelt to provide significant insights to the Trust in his capacity as a Board member.

        Stephen B. Siegel, age 67, has served as a trustee of the Trust since May 1995. Mr. Siegel is Chairman, Global Brokerage of CBRE Group, Inc. (NYSE:CBG), one of the world's premier full service real estate companies. Prior to its merger with CBRE Group, Inc., Mr. Siegel was the Chairman and Chief Executive Officer of Insignia/ESG, Inc., one of the premier commercial real estate companies in the United States, with significant international operations in the United Kingdom, Europe, Asia and Latin America. Mr. Siegel became the President and Chief Executive Officer of Insignia/ESG, Inc.'s predecessor company, Edward S. Gordon Company ("ESG"), in 1992. Prior to joining ESG, Mr. Siegel spent more than 27 years at Cushman & Wakefield, including as Chief Executive Officer. Mr. Siegel left Cushman & Wakefield in late 1988 and entered a joint venture with the Chubb Corporation where he worked for several years to develop and acquire investment-grade office buildings throughout the United States. Mr. Siegel is also involved in a number of charitable and civic affairs. He is the General Chairman of the Association for the Help of Retarded Children. In addition, Mr. Siegel is the President of the Board of the American Friends of Rabin Medical Center, and is a board member for the City Center 55th Street Theater Foundation and the Greater New York Council of the Boy Scouts of America.

        Mr. Siegel's long experience as a chief executive officer in a number of premier real estate service companies has enabled him to bring an expert perspective to the Board. His real estate acumen and sophisticated transactional experience have allowed him to provide significant contributions to the Trust as a Board member.

        Stephen D. Steinour, age 53, has served as a trustee of the Trust since February 11, 2010. In January 2009, Mr. Steinour was elected the Chairman, President and Chief Executive Officer of Huntington Bancshares Incorporated (NASDAQ:HBAN), a $54 billion regional bank holding company. Previously, he was the Chairman and Managing Partner of CrossHarbor Capital Partners, a private equity firm (2008-January 2009). From 2006 to 2008, he was President and Chief Executive Officer of Citizens Financial Group, Inc., a multistate commercial bank holding company. Prior to that, Mr. Steinour served as Vice Chairman and Chief Executive Officer of Citizens Mid-States regional banking (2005-2006). He served as Vice Chairman and Chief Executive Officer of Citizens Mid-Atlantic Region (2001-2005). At the beginning of his career, Mr. Steinour was an analyst for the U.S. Treasury Department and subsequently worked for the Federal Deposit Insurance Corporation. Mr. Steinour is also a director of Exelon Corporation (NYSE:EXC) and he serves on its Audit Committee and Compensation Committee. Mr. Steinour is a member of the American Bankers Association and the council of The Pennsylvania Society. He also serves as a trustee of the National Constitution Center and the Eisenhower Fellowships. Mr. Steinour also served as a member on the policy and legal affairs committees of the Pennsylvania Business Roundtable, and is a member of The Columbus Partnership and a trustee of the Columbus Downtown Development Corporation. He also has served on the board of and as the chairman of the Greater Philadelphia Chamber of Commerce.

        Mr. Steinour's experience in the banking industry with strong credit and risk management experience and knowledge of credit and capital markets, and his experience as Chairman, President and Chief Executive Officer of Huntington and a director of Exelon enhance Mr. Steinour's value to the Board and to the Audit Committee. Additionally, his extensive involvement in the business community and exposure to several of the Trust's principal markets allow him to understand the point of view of customers of the Trust.

Additional Executive Officers

        George J. Alburger, Jr., age 64, became Chief Financial Officer of the Trust in May 1995. In October 2000, Mr. Alburger assumed the additional title of Executive Vice President. Prior to joining the Trust, Mr. Alburger served as Executive Vice President of EBL&S Property Management, Inc., an owner and manager of approximately 200 shopping centers aggregating 30 million square feet of retail space. Mr. Alburger was formerly a Senior Manager with Price Waterhouse, LLP. Mr. Alburger serves on the board of Americold Realty Trust, an international owner and operator of temperature-controlled warehouses.

        Robert E. Fenza, age 55, has served as an Executive Vice President of the Trust since March 1994, with principal responsibility for operations, property management and asset management. In April 2000, Mr. Fenza assumed the additional title of Chief Operating Officer of the Trust. Mr. Fenza joined Rouse & Associates in 1984. Mr. Fenza serves on the Board of the Charter High School for Architecture and Design in Philadelphia. Mr. Fenza also chairs the Development Committee for the College of Arts & Architecture at the Pennsylvania State University and is a member of the Advisory

Board of FM Global, a leading provider of commercial property insurance and risk management services.

        James J. Bowes, age 58, has served as General Counsel and Secretary of the Trust since December 1996. Mr. Bowes joined the Trust from the law firm of Blank Rome LLP, where he was a partner in the Corporate Department. Prior to joining Blank Rome, he served with the Securities and Exchange Commission.

        Michael T. Hagan, age 54, has served as Chief Investment Officer of the Trust since May 2005. In 2011, Mr. Hagan assumed the additional title of Executive Vice President. Mr. Hagan joined the Trust in 1989 and has served the Trust in a number of capacities, including, prior to his appointment as Chief Investment Officer, as Senior Vice President—Acquisitions. Prior to joining the Trust, Mr. Hagan served in a variety of accounting positions.

        Each officer will serve until the first meeting of the Board after the next annual meeting of shareholders or until the officer resigns or is removed from office by the Board.

Committees of the Board of Trustees

        Audit Committee.    The Board's Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, provides assistance to the trustees in fulfilling their responsibility to the shareholders and investment community relating to corporate accounting and the quality and integrity of financial reports of the Trust. The Board's Audit Committee currently consists of five independent trustees, as independence is defined by the applicable listing standards of the New York Stock Exchange. The members of the Audit Committee are Messrs. DeLoach (Chair), Garton and Steinour and Mss. Dietze and Lachman. Mr. DeLoach is an "audit committee financial expert" as defined by the Securities and Exchange Commission. The Audit Committee met 11 times, including six times by teleconference, during the last fiscal year. See "Report of the Audit Committee."

        Compensation Committee.    The Board's Compensation Committee (the "Compensation Committee") is empowered to determine compensation for the Trust's executive officers and to administer the Trust's Amended and Restated Share Incentive Plan (the "Share Incentive Plan"). Members of the Compensation Committee are Ms. Lachman (Chair) and Messrs. Buchholz, DeLoach and Lingerfelt, all of whom are independent, as independence is defined by the applicable listing standards of the New York Stock Exchange. The Compensation Committee met six times, including once by teleconference, during the last fiscal year. See "Report of the Compensation Committee."

        Corporate Governance and Nominating Committee.    The Board's Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board. In making such recommendations, the Corporate Governance and Nominating Committee seeks nominees who have the highest personal and professional character and integrity, who possess appropriate characteristics, skills, experience and time to make a significant contribution to the Board of Trustees, the Trust and its shareholders, who have demonstrated exceptional ability and judgment, and who will be most effective, in the context of the whole Board of Trustees and other nominees to the Board, in perpetuating the success of the Trust and in representing the interests of its shareholders. In accordance with its charter, the Corporate Governance and Nominating Committee considers diversity in identifying nominees, though it does not have a formal policy of assessing diversity with respect to any particular qualities or attributes. At present, the Committee has identified diversity as one of a number of attributes it looks for in a candidate. In this context, diversity is viewed as attributes related to race, gender and national origin. It is a goal of the Board to achieve greater diversity. The Corporate Governance and Nominating Committee has and may continue to employ professional search firms (for which it pays a fee) to assist it in identifying potential members of the Board of Trustees with the desired skills and disciplines. The Corporate Governance and Nominating Committee will consider nominees for trustee proposed by shareholders in accordance with the procedures set forth in this proxy statement under "Corporate Governance—Shareholder Nominations for Trustees." Nominees proposed by shareholders will be considered using the same criteria and in the same manner as all other nominees are considered.

        The members of the Corporate Governance and Nominating Committee are Messrs. Buchholz (Chair), Lingerfelt, Siegel and Ms. Dietze, all of whom are independent, as independence is defined by the applicable listing standards of the New York Stock Exchange. The Corporate Governance and Nominating Committee met six times during the last fiscal year, including once by teleconference. See "Report of the Corporate Governance and Nominating Committee."

Committee Charters

        Copies of the written charters of the Audit, Compensation and Corporate Governance and Nominating Committees are posted under the "Investors" section of the Trust's web site at www.libertyproperty.com, and are also available without charge at the written request of any shareholder of the Trust. Such requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Trustees' Attendance at Meetings

        The Board of Trustees held seven meetings last year, including two by teleconference. Additionally, the Board conducted three informational calls. Each trustee of the Trust attended at least 75% of the meetings of the Board of Trustees and meetings held by all committees on which such trustee served during the time such trustee served.

Trustees' Compensation

        In 2011, trustees who were not also officers and full-time employees of the Trust were compensated in accordance with the following policy. These trustees receive an annual trustee fee in the amount of $30,750 in cash, and restricted common shares with a grant date fair value of $38,250. Additionally, trustees received a fee of $1,500 for each Board meeting that such trustee attends in person; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $3,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $12,500, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $7,500. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Also under this compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 5,500 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three years.

        The 2012 compensation policy for trustees who are not also officers and full-time employees of the Trust has been modified to increase trustee compensation. A 2010 independent evaluation of trustee compensation found the Trust's compensation program was substantially below market. Trustee compensation had not been adjusted since 2005. The Trust's compensation program was adjusted in 2011 to address this situation, and has again been adjusted in 2012 to address further the shortfall noted in the 2010 analysis. As adjusted, the compensation to trustees is now considered competitive based on the data reviewed in the independent evaluation.

        Under the revised policy, these trustees receive an annual trustee fee in the amount of $40,000 in cash, and restricted common shares with a grant date fair value of $42,000. Additionally, trustees receive a fee of $1,500 for each Board meeting that such trustee attends in person; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $5,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $15,000, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $9,000. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Under the 2012 compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 6,000 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three years.

PROPOSAL 2—ADVISORY VOTE TO APPROVE
THE COMPENSATION OF THE TRUST'S NAMED EXECUTIVE OFFICERS

        We are required to include in our proxy statements, at least once every three years, an advisory vote to approve the compensation of our named executive officers as described in the proxy statement (commonly referred to as "Say-on-Pay"). We included such a vote in our 2011, and also, as required by federal legislation, included a non-binding shareholder vote to advise on whether future Say-on-Pay votes should occur every one, two or three years. Our shareholders expressed a preference for annual Say-on-Pay votes, and we have committed to including a Say-on-Pay vote on an annual basis, at least until such time, if any, as our shareholders express a preference for a less frequent basis. Thus, we have included the following Say-on-Pay vote, pursuant to which our shareholders are being asked to vote on the following resolution:

  RESOLVED, that the shareholders of Liberty Property Trust approve, on an advisory basis, the compensation of the Trust's Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables, and the accompanying narrative disclosure, set forth in the Trust's proxy statement.

        The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures contained on pages 12 to 38 of this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead the Company successfully in a competitive environment.

        Your vote on this Proposal 2 is advisory, and therefore not binding on the Trust, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Trust or the Board, or to create or imply any additional fiduciary duties for the Trust or the Board. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR approval of the advisory vote to approve the compensation of the Trust's named executive officers as described in the compensation discussion and analysis, the compensation tables, and the related disclosures contained on pages 12 to 38 of this proxy statement.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Introduction

        Our Compensation Discussion and Analysis addresses the compensation paid or awarded to our executive officers listed in the Summary Compensation Table that immediately follows this discussion. We refer to these executive officers as our "named executive officers."

2011 Compensation

Executive Summary

        In order to deliver our best results to our shareholders, we must attract, retain and motivate superior talent. Our compensation programs are designed to link financial and strategic results to executive rewards. The majority of each executive's pay is tied directly to goal achievement; this pay for performance process ensures that the financial interests of our executives are aligned with those of our shareholders.

Pay for Performance: 2011

  •
  Our annual incentive plan for named executive officers is tied to corporate financial, operational and strategic goal achievement (80%) and to individual goal achievement (20%), and is only eligible to be paid once a certain level of funds from operations ("FFO") is achieved. Our goals for 2011 reflected our strategy in that the Company anticipated that it would be an active seller of suburban office properties and that we would acquire or commence development of industrial and metro-office properties. As a result, although we achieved less than median FFO growth relative to our Peer Group (as defined below), we achieved better than our internal targets as to guidance FFO, net operating income, acquisitions and dispositions. As a result, payments were made with respect to the score card portion of the annual incentive plan in an amount which reflected performance between target and maximum. Payments made for the individual goal achievement portion varied depending on the achievement of the stated goals.

  •
  Our long-term equity incentive plan is designed to ensure that executives are motivated to assist Liberty to (i) outperform its peers, (ii) achieve key FFO goals, and (iii) achieve share price and dividend growth. We have made awards under this plan in each year beginning with 2008. One-third is provided via stock options, which only have value if our share price increases. One-third is earned based on the extent to which we achieve annual FFO goals. Finally, one-third of the award each year is tied entirely to how Liberty's total shareholder return ("TSR") compares to that of its Peer Group over a three-year period. The value of the award substantially depends on our share price, and thus executives are also motivated to achieve strong absolute returns over a sustained period of time. Our three-year TSR during 2009-2011 was above the 75th percentile of our Peer Group, and therefore executives received a payout of 200% of this component of the award they received in 2009.

  •
  We use the same Peer Group for compensation benchmarking purposes as for measuring relative shareholder return under the long-term equity incentive plan.

  •
  Executives received a 2% salary increase in 2011, after not receiving any salary increases in 2008, 2009 or 2010.

  •
  We do not have any individual contracts with our executives.

Other Highlights

        The Compensation Committee annually audits in detail all elements of our compensation program to ensure their alignment with our philosophy and rigorous corporate governance approach. Some highlights include:

  •
  Clawback.  As indicated in last year's proxy, we expected the Securities and Exchange Commission, in accordance with the requirements of the Dodd-Frank Act, to issue in 2011 regulations regarding a clawback policy during 2011. We had intended to implement our own formal policy once the applicable regulations were enacted. These regulations were not enacted in 2011, but we expect them to be in 2012, at which time we intend to implement our own policy. We have chosen to wait to adopt a formal policy until the Commission issues its regulations, so that we can be sure our policy will be fully compliant. As currently provided under the Sarbanes-Oxley Act, we have the ability, in the event of misconduct that results in a restatement of our financial statements to reflect operating results that would have reduced a previously paid incentive award, to recoup any excess payment from our CEO and CFO.

  •
  Hedging Policy.  The Dodd-Frank Act also requires that companies provide disclosure in their proxy statements regarding their policies on hedging of the value of company equity by directors or employees. The Commission has not yet adopted regulations on this disclosure, but is expected to do so in 2012. We plan to consider a hedging policy during 2012 once the regulations are available, and will make the appropriate disclosure in next year's proxy statement.

  •
  Tax Gross-Ups.  In April 2011, our Compensation Committee determined to eliminate tax gross-ups from our compensation structure (except with respect to participants in our severance plan who are currently entitled to a gross-up) and thus no new participants in the plan will be entitled to a tax gross up for excise taxes.

  •
  Pay for Performance Analysis Conducted Annually.  Liberty's pay and performance are compared annually against those of our Peer Group to ensure actual results reflect our philosophy of aligning payments with results.

  •
  Stock Ownership Guidelines.  Guidelines for executives and trustees have been in place for since 2000. Executive requirements range from one times to five times salary and are validated against market practice periodically. Trustees are expected to own an amount of Company common shares equal in value to five times the annual cash retainer paid to trustees. Executives and trustees are required to retain all shares until they meet the appropriate guideline.

  •
  Independent Compensation Consultant.  The Compensation Committee's consultant is precluded from performing any work directly for the management of the Company and only serves the Committee, unless pre-approved by the Committee.

  •
  Risk Oversight.  The Compensation Committee carefully considers the risks associated with all of our incentive programs.

General

        As is its practice, the Compensation Committee made its final compensation determinations for 2011 at a series of meetings held early the following year, in this case on February 15, 2012 and March 16, 2012. However, the Compensation Committee had reviewed progress with respect to the applicable performance metrics regularly throughout 2011. The final determination followed several preliminary discussions of the Compensation Committee regarding 2011 compensation that were held during 2011 and early in 2012. At a March 16, 2012 meeting, the Compensation Committee determined 2011 bonus and long-term incentive awards and set base salaries and targets for bonus and long-term incentive awards for 2012.

Compensation Objectives

        The compensation paid or awarded to our named executive officers for 2011 and targets for 2012 were designed to meet the following objectives:

  •
  Create a compensation structure under which a meaningful portion of total compensation relates to the Trust's actual performance, including long-term performance and to the named executive officer's individual performance. We refer to this objective as "performance incentives."

  •
  Provide competitive target levels of compensation for executive officers, taking into account the compensation paid in the marketplace at comparable companies and the compensation paid by members of the Peer Group. We refer to this objective as "competitive compensation."

  •
  Encourage the aggregation and maintenance of meaningful equity ownership, and alignment of executive and shareholder interests, by providing compensation that ties the interests of named executive officers to those of the Trust's shareholders by linking a portion of executive compensation directly to changes in shareholder value. We refer to this objective as "stakeholder incentives."

  •
  Provide compensation that will attract, motivate and retain superior talent over the long-term. We refer to this objective as "retention incentives."

        We established various components of our 2011 compensation payments and awards and our targeted 2012 components to meet these objectives as follows:

Type of Compensation	Objectives Addressed
Salary	Competitive Compensation
Bonus	Performance Incentives
Competitive Compensation
Retention Incentives
Long-Term Incentive Compensation—Restricted Share Awards, Restricted Stock Units and Options to Purchase Shares	Performance Incentives Stakeholder Incentives Competitive Compensation Retention Incentives

Determination of Competitive Compensation

        The Compensation Committee met six times during 2011 to review, evaluate and determine compensation issues. The members of the Committee are professionals with substantial executive experience. Additionally, in assessing competitive compensation and performance incentives, the Compensation Committee relied on data and advice provided to it by its independent compensation consultant, Pay Governance LLC.

        In 2011 the Compensation Committee asked its independent compensation consultant to assist in analyzing whether the actual compensation paid to the named executive officers in the most recent year was aligned with the Company's performance. The committee's consultant assessed (1) the Trust's pay-for-performance relationship relative to peers; (2) the actual bonus payout as a percent of target for the chief executive officers in the Peer Group; and (3) actual total direct compensation levels versus peers. The consultant concluded that the actual comparisons were generally reflective of the Committee's desired outcomes and that:

  •
  In general, salaries for named executive officers are approximately the median of peers with the exception of the chief executive officer, whose salary was substantially lower than the median of our Peer Group.

  •
  Bonus targets are competitive with market. Actual payout is determined by performance.

  •
  Long-term incentive targets are competitive with market. Actual payout is determined by performance.

        The compensation consultant provides data and advice to us on a regular basis. The compensation consultant employed its standard methodology to develop competitive compensation levels for seasoned executives having similar responsibilities, using comparative industry data derived from its executive compensation database, the NAREIT Compensation Survey and proxy data from the Peer Group. We believe that data regarding this Peer Group are useful with regard to an assessment of compensation for our named executive officers because they reflect industry practices and provide comparisons as to individual positions. The REITs that comprised the peer group for making decisions with respect to salary, annual bonus and long-term incentive compensation are generally those that appear in the

NAREIT Index as either "Industrial/Office" or "Diversified" and meet an appropriate market capitalization threshold. These REITs are listed below (the "Peer Group"):

Alexandria Real Estate Equities, Inc.	First Industrial Realty Trust, Inc.
BioMed Realty Trust, Inc.	Franklin Street Properties Corp.
Boston Properties, Inc.	Highwoods Properties, Inc.
Brandywine Realty Trust	Kilroy Realty Corporation
CommonWealth REIT	Mack-Cali Realty Corporation
Corporate Office Properties Trust	MPG Office Trust Inc.
Cousins Properties Incorporated	Parkway Properties, Inc.
DCT Industrial Trust	ProLogis
Douglas Emmett, Inc.	PS Business Parks, Inc.
Duke Realty Corporation	SL Green Realty Corp.
EastGroup Properties, Inc.	Washington Real Estate Investment Trust

        In 2011, the Compensation Committee asked its independent compensation consultant, Pay Governance, to review the Peer Group and to suggest any appropriate additions or deletions. Based on that review and consultation with the independent compensation consultant, the Compensation Committee made certain changes to the Peer Group effective in 2012. Specifically, the Compensation Committee eliminated Cousins Properties Incorporated, Franklin Street Properties Corp., MPG Office Trust Inc. and Parkway Properties, Inc., while adding First Potomac Realty Trust and Piedmont Office Realty Trust, Inc.

        The Committee engages its independent compensation consultant to conduct a review of peer compensation data. The Compensation Committee has generally focused on the median of the Peer Group as a reference point for setting target compensation. The Committee uses its judgment after consultation with its independent compensation consultant to determine appropriate compensation for each named executive officer. In exercising its judgment, the Committee and its consultant must take into account the unique responsibilities and attributes of each named executive officer in its attempt to draw guidance from the Peer Group data. The Committee seeks to make certain that the compensation paid to named executive officers is both within industry practices and competitive.

Salaries

        Base salaries are set by the Compensation Committee and are designed to be competitive with the salaries paid by Peer Group members. Historically, changes in individual base salaries are based in part on the review of the report prepared by the independent compensation consultant, which includes a review of Peer Group practices and other compensation data, and on the Committee's review of the individual's responsibility, experience and performance and increases in cost of living indices. The weight given such factors by the Compensation Committee may vary from individual to individual. Base salaries are reviewed for adjustment annually. For 2011, the salaries were increased 2% for each named executive officer. This increase followed three years (2008-2010) in which, based on the economic environment, no adjustments had been made to the salaries of our named executive officers. As mentioned earlier, the review of the peer data showed that the Chief Executive Officer's salary was below median. The salaries for 2012 and the percentage increases over 2011 salaries are as follows:

Name	Salary	Percentage Increase
William P. Hankowsky	$575,000	7.4%
George J. Alburger, Jr.	$420,000	2.9%
Robert F. Fenza	$385,000	2.0%
James J. Bowes	$340,000	2.6%
Michael T. Hagan	$340,000	4.2%

Annual Bonus Program

        The principal objective of our annual bonus program is to provide a short-term performance incentive. In setting the target level of incentive compensation, we consider competitive factors, including target total cash compensation of peers.

        For 2011, each named executive officer was eligible for a cash bonus award equal to a specified percentage of the officer's annual salary (the "Target Bonus Percentage") multiplied by a percentage (the "Bonus Multiplier"). For 2011, Target Bonus Percentages were 105% for the Chief Executive Officer and 85% for the other named executive officers, and the maximum bonus percentage was 157.5% of annual salary for the Chief Executive Officer and 127.5% of annual salary for the other executive officers. For 2012, the maximum bonus percentage will be 300% of annual salary for the Chief Executive Officer and 170% of annual salary for the other executive officers.

        The determination of the bonus was based on a two step process. The first step in the process required the Compensation Committee to consider the Trust's achievement of its FFO per share goals in order to fund the bonus pool. The second step required the Compensation Committee to allocate the funded bonus pool in accordance with the bonus score card. The score card set forth a number of goals, which included metrics with respect to the Trust's Funds from Operations per common share ("FFO") both in absolute terms and relative to the growth in FFO per share of the Peer Group. The score card also measured the Trust's performance against a broad group of operational metrics approved by the Compensation Committee, including net operating income and general and administrative expenses, as well as execution of the Trust's capital plan, with respect to acquisitions, dispositions, development and equity and debt financing activities.

        With respect to these measures, the goals pre-established by the Compensation Committee for 2011, and the actual performance by the Trust for 2011, were as follows: FFO per common share (projected $2.50 to $2.65; actual performance $2.61); core net operating income (target $423.1 million; actual $426.7 million); general and administrative expenses (target $57.0 million; actual $59.4 million); and growth in FFO per common share relative to the Peer Group—less than median of the Peer Group. Our goals for 2011 reflected our strategy in that the Company anticipated that it would be an active seller of suburban office properties and that we would acquire or commence development of industrial and metro-office properties. As a result, although we achieved less than median FFO growth relative to our Peer Group, we achieved better than our internal targets as to guidance FFO, net operating income, acquisitions and dispositions. Finally, the score card measured individual performance relative to established goals approved by the Compensation Committee. To determine the bonus, the Committee applied an 80% weighting to the overall Trust-based part of the formula and a 20% weighting to the individual part of the formula.

        The Compensation Committee, after considering the formula described above, determined that the named executive officers were entitled to bonuses above the target level. The dollar amounts of annual bonus awards for 2011 are as follows:

Name	Amount
William P. Hankowsky	$620,000
George J. Alburger, Jr.	$375,000
Robert E. Fenza	$340,000
James J. Bowes	$305,000
Michael T. Hagan	$305,000

        Consistent with a long-standing policy adopted by the Compensation Committee for all employees, our named executive officers have the option of taking common shares in lieu of a cash bonus awarded to them at the rate of shares equal to 120% of the cash value of the bonus or the portion thereof for which common shares are substituted, less applicable withholding tax. These shares encourage share ownership and further align employee and shareholder interest. Dividends are paid on common shares issued pursuant to such awards and restrictions on sale related to such awards will expire on March 16, 2013.

        The annual bonus award payments are reflected in two separate columns of the Summary Compensation Table. The portion of the payment taken by the named executive officer in cash appears in the "Non-Equity Incentive Plan Compensation" column, while the portion which the named executive officer elected to take in common shares appears in the "Share Awards" column.

Long-Term Incentive Program—Equity-Based Compensation

Summary of the Executive Officer Long-Term Incentive Program

        Historically, the Compensation Committee has operated a long-term incentive compensation ("LTI") program for named executive officers. Under this program, each named executive officer is eligible to receive an LTI payment that is a targeted percentage of salary, subject to adjustment based on performance.

        In 2008, the Compensation Committee approved the Liberty Property Trust 2008 Long-Term Incentive Plan (the "Executive Officer Plan"), with the purpose of enhancing and refining the performance incentives provided to the named executive officers. The Executive Officer Plan changed the LTI program for named executive officers to make the program a more forward looking, performance oriented incentive plan in which the Trust's performance is measured against that of the Peer Group. The Executive Officer Plan contemplates annual awards in the target amount noted above, with two-thirds of the amount awarded as restricted stock units and one-third as options to purchase, once vested, common shares at the fair market value on the date of the Award. A portion of the restricted stock units are at risk based on the Company's performance on the Company's relative TSR performance over the three-year period following the award and a portion of the restricted stock units are at risk based on the Company's operational performance. The value of the options is dependent on share price appreciation.

        Since the commencement of the Executive Officer Plan, the performance metrics for the restricted stock units have been annual performance measured by "funds from operations" (the "FFO Portion") and the Company's three year TSR as compared to the Peer Group (the "TSR Portion"). The restricted stock units are divided evenly between the FFO Portion and the TSR Portion. The FFO Portion is split into three equal pieces, corresponding to each of the three years of the relevant Award Period. The Compensation Committee adopts a schedule of performance metrics for the restricted stock portion of each Award, listing the threshold at which actual FFO Portion and TSR Portion will accrue, in relation to the specified target levels. These stipulated percentages of the target level range from a threshold of 50% to a maximum of 200% for named executive officers. For 2012, the maximum multiplier for the chief executive officer only has been increased to 272%. The Compensation Committee retains discretion to reduce the Award from the prescribed level as it deems fit.

        Although the FFO Portion is deemed "earned" annually over the Award Period, the FFO Portion is not payable until the end of the three-year Award Period (i.e. the expiration of three years). The TSR Portion is measured over the entire three-year Award Period. The Compensation Committee believes that this forward looking approach supports a long-term focus by the Executive Officers. Additionally, given the overlapping nature of the annual LTI awards, each with a three year award period, the Committee believes that the Executive Officer Plan provides a significant retention benefit as the entire award is subject to forfeiture in the event the Executive Officer voluntarily terminates employment with the Company. The Executive Officer Plan provides for a scaled vesting of the award in the event of the retirement of the Executive Officer.

        The Committee also believes that the option portion of the Executive Officers' long-term incentive supports a long-term focus by the named executive officers. Delivery of one-third of the target value of the LTI Award in options aligns with shareholder interest in that the options have no value unless the price of the Company's shares increases after the award date.

        Since the options vest over a three year period, this instrument also contains a retention feature in that they are subject to forfeiture in the event the Executive Officer voluntarily terminates. The options are subject to a scaled vesting in the case of retirement, similar to the restricted stock units.

Performance in 2011

        The year 2011 was the final performance year of the 2009 award under the Executive Officer Plan and as a result the Committee was required to review the Company's three-year TSR performance under the TSR portion of the award made in 2009 as well as evaluate the Company's annual performance under the FFO Portion of the awards made in 2009, 2010 and 2011.

        As to the FFO Portion, the Executive Officers were determined to have earned in between target and maximum amount in 2011 for the FFO Portion of the awards made in 2009, 2010 and 2011.

        As to the TSR Portion, only the 2009 Award needed to be considered. The Company's three year TSR was 64.7% and relative to the Peer Group was greater than the 75th percentile of the Peer Group. In accordance with the metrics adopted at the time of the original award in 2009 the Executive Officers were determined to have earned 200% of the target amount. As a result of these determinations, the awards (taken together from prior awards during the performance period) are set forth below.

William P. Hankowsky

	2009						2010			2011
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	6,883	8,948	(1)				4,280	4,280	(2)	4,228	6,203	(3)
Year 2	6,883	6,883	(2)				4,280	6,279	(3)
Year 3	6,882	10,096	(3)	20,649	41,298	(3)

        Mr. Hankowsky also accrued an aggregate of 14,217 restricted stock units through the reinvestment of dividends accrued on shares awarded. The term "shares awarded" includes, in addition to the units noted above, the unvested units outstanding for the TSR and FFO portions of the 2010 and 2011 awards.

George J. Alburger, Jr.

	2009						2010			2011
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	3,168	4,119	(1)				1,970	1,970	(2)	1,946	2,855	(3)
Year 2	3,168	3,168	(2)				1,970	2,890	(3)
Year 3	3,169	4,649	(3)	9,505	19,010	(3)

        Mr. Alburger also accrued an aggregate of 6,544 restricted stock units through the reinvestment of dividends accrued on shares awarded.

Robert E. Fenza

	2009						2010			2011
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	2,931	3,810	(1)				1,822	1,822	(2)	1,800	2,641	(3)
Year 2	2,931	2,931	(2)				1,822	2,673	(3)
Year 3	2,930	4,299	(3)	8,792	17,584	(3)

        Mr. Fenza also accrued an aggregate of 6,053 restricted stock units through the reinvestment of dividends accrued on shares awarded.

James J. Bowes

	2009						2010			2011
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	2,574	3,346	(1)				1,601	1,601	(2)	1,581	2,319	(3)
Year 2	2,574	2,574	(2)				1,601	2,349	(3)
Year 3	2,574	3,776	(3)	7,723	15,446	(3)

        Mr. Bowes also accrued an aggregate of 5,317 restricted stock units through the reinvestment of dividends accrued on shares awarded.

Michael T. Hagan

	2009						2010			2011
	FFO Portion			TSR Portion			FFO Portion			FFO Portion
	Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded		Share Target	Shares Awarded
Year 1	2,535	3,295	(1)				1,576	1,576	(2)	1,557	2,284	(3)
Year 2	2,535	2,535	(2)				1,576	2,313	(3)
Year 3	2,534	3,718	(3)	7,604	15,208	(3)

        Mr. Hagan also accrued an aggregate of 5,235 restricted stock units through the reinvestment of dividends accrued on shares awarded.

(1)
Determined by the Compensation Committee in 2010.

(2)
Determined by the Compensation Committee in 2011.

(3)
Determined by the Compensation Committee in 2012.

        When the Trust's common shares are issued with respect to the Awards they underlie, they will be issued under the Share Incentive Plan, and will generally be subject to the terms and conditions of that plan.

2012 LTI Award

        At the Compensation Committee' March 16, 2012 meeting, the Compensation Committee made Awards under the Executive Officer Plan for 2012. The Awards consisted of the following:

Name	Number of Options(1)	Number of RSUs in First Portion/ FFO Portion(2)	Number of RSUs in Second Portion/ TSR Portion(3)
William P. Hankowsky	70,122	13,310	13,310
George J. Alburger, Jr.	30,945	5,874	5,874
Robert E. Fenza	28,366	5,384	5,384
James J. Bowes	25,051	4,755	4,755
Michael T. Hagan	25,051	4,755	4,755

(1)
The options have an exercise price of 34.56, the closing price of the common shares on the New York Stock Exchange on March 16, 2012, the date of grant. The number of options was determined based on a per option value of $6.56, the Black-Scholes value of the options as of March 16, 2012.

(2)
The RSUs constituting the FFO Portion are split into three equal pieces, corresponding to each of the three years in the relevant Award Period. One-third of the RSUs may be earned with respect to each year in the Award Period, but will be payable to the participant at the end of the Award Period.

(3)
The RSUs constituting the TSR Portion are eligible to be earned on the basis of TSR for the full Award Period. The determination of whether the Second Portion is earned and payable shall be made at the end of the Award Period.

        The Committee determined that the performance metric set forth for Year 1 of the FFO Portion of the 2012 Award would also apply to Year 3 of the 2010 Performance Period Award and Year 2 of the 2011 Performance Period Award. The FFO metric is based on the Trust's achievement of FFO goals.

General Terms of the Restricted Stock Units and Options

        Awards under the Executive Officer Plan have the following general features:

        Restricted Stock Units.    A "restricted stock unit" (or "RSU") under the Executive Officer Plan consists of a legally-binding promise to pay the executive a certain number of the common shares at the end of the Award Period (as defined below), to the extent certain performance criteria are met or exceeded.

        The RSUs shall be eligible to be earned over the three-year period (the "Award Period"), and shall be further subdivided into (i) a portion earned ratably over the Award Period on a year-by-year basis (each year constituting a related "Performance Period"), using a specific performance measure (the "First Portion"), and (ii) a portion earned over the full Award Period, using another specific performance measure (the "Second Portion"). Neither portion, however, would be payable until the end of the three-year Award Period. Any dividends that accumulate prior to the end of the Award Period will be paid if and when the related RSUs are redeemed and paid.

        Under the Executive Officer Plan, the Compensation Committee has the ability to utilize a wide variety of performance measures on which to base each particular year's grant of RSUs, and will act each year to designate the specific performance measures for that year. For the Awards granted for 2012, these two measures were based, respectively, on the amount of the Trust's "funds from operations" (the "FFO Portion") for the First Portion of the Award, and its TSR (the "TSR Portion")

as compared to a relevant peer group for the Second Portion of the Award. The Compensation Committee adopted a performance metrics schedule for the 2012 Award, listing the threshold at which actual FFO Portion and TSR Portion will accrue, in relation to the specified target levels. These levels provide for specified awards upon attainment of stipulated percentages of the target level with a maximum of 200% for named executive officers, other than the chief executive officer, for whom the maximum is 272%, with the Compensation Committee retaining discretion to reduce the Award from the applicable prescribed level as it deems fit.

        The RSUs that comprise the First Portion will be split into three equal pieces, corresponding to each of the three years in the relevant Award Period. Depending on how each year's performance compares to the projected performance for that year using an annually-determined performance schedule, a portion of the related RSUs will be deemed earned for that year, and will be payable to the participant in common shares (under the terms of the Share Incentive Plan) at the end of the Award Period. The RSUs that comprise the Second Portion are eligible to be earned on the basis of TSR for the relevant Award Period relative to the Peer Group, using a pre-determined performance schedule. The Second Portion will be deemed earned and payable to the participant in common shares (under the terms of the Share Incentive Plan) at the end of the Award Period.

        If a recipient of an Award quits or is discharged for cause prior to the end of the Award Period, all RSUs will be forfeited, even if they have (in the case of the First Portion that accrues on a year-by-year basis) already been earned. If the recipient of the Award terminates by reason of death, disability or, subject to a sliding scale, "Retirement" (as defined in Share Incentive Plan) prior to the end of the Award Period, units would be payable at the end of the Award Period based on actual attainment within each Performance Period, and would not, in the cases of death, disability or termination without cause, be pro-rated for short service. The Executive Officer Plan also includes several common restrictive covenants and other provisions, subject to the Compensation Committee's discretion, that would trigger forfeiture of an Award.

        Options.    Stock options granted under the Executive Officer Plan will be vested (and thus exercisable) solely on the basis of time and continued employment, with no regard to any performance criteria, at a rate of 20% of the total option component at the end of the first anniversary of the date of grant, 30% on the second anniversary, and the remainder on the third anniversary. In addition, they will become immediately vested and exercisable in full if the optionee ceases to be employed by, or provide services to, the Trust by reason of death or disability or, subject to a sliding scale, Retirement. These terms and conditions are, generally, the terms and conditions that currently govern options granted to employees as part of the Trust's LTI program.

Overall 2011 Compensation

        The tables that follow this Compensation Discussion and Analysis set forth the compensation that our named executive officers were paid in 2011. In certain cases, however, decisions regarding compensation for 2011 services performed by our named executive officers were made in March 2012. In order to provide additional clarification on all compensation paid in consideration of 2011 performance, we are providing the following table. It should not be read as a replacement of the tables appearing following this Compensation Discussion and Analysis, but as a supplement thereto. The amounts reflected in this table include:

  •
  2011 annual salary;

  •
  2011 annual bonus award (bonus paid in 2012 in consideration of 2011 performance);

  •
  Other compensation paid in 2011;

  •
  Dividends on special restricted share awards;

  •
  Options granted in 2011; and

  •
  RSUs earned for 2011 under the 2011, 2010 and 2009 awards made under the Executive Officer Plan.

        This table includes amounts received by the named executive officers as dividends relating to RSUs earned in 2011, but does not include dividends earned on retention awards, which are shown as compensation in the Summary Compensation Table. It also does not include the options that were awarded on March 16, 2012, which are described below under "2012 Compensation Developments—2012 LTI Awards."

Name	Salary	Annual Bonus(a)	All Other Compensation(b)	Total Cash Compensation	Dividends on Special Restricted Share Awards	2011 Options	RSUs Earned in 2011 Under 2009 Grant	RSUs Earned in 2011 Under 2010 Grant	RSUs Earned in 2011 Under 2011 Grant
William P. Hankowsky	$535,500	$620,000	$570	$1,156,070	2,784	68,668	58,584	7,120	6,469
George J. Alburger, Jr.	$408,000	$375,000	$1,070	$784,070	1,649	31,609	26,967	3,277	2,978
Robert E. Fenza	$377,400	$340,000	$1,070	$718,470	—	29,238	24,944	3,032	2,754
James J. Bowes	$331,500	$305,000	$1,070	$637,570	—	25,682	21,911	2,663	2,419
Michael T. Hagan	$326,400	$305,000	$1,070	$632,470	231	25,287	21,574	2,622	2,382

(a)
Consistent with a policy adopted by the Compensation Committee for all employees, our named executive officers have the option of taking common shares in lieu of a cash bonus awarded to them at the rate of shares equal to 120% of the cash value of the bonus or the portion thereof for which common shares are substituted, less applicable withholding tax. Messrs. Hankowsky, Alburger, Fenza and Hagan exercised this option as to all or a portion of their entire annual bonuses and were awarded 6,079, 7,843, 2,246 and 6,291 common shares, respectively.

(b)
Includes (i) $570 paid by the Trust to purchase term life insurance policies for each Messrs. Hankowsky, Alburger, Fenza, Hagan and Bowes; (ii) $500 paid to each named executive officer as a holiday bonus with the exception of Mr. Hankowsky; this amount is paid to each employee of the Trust.

Share-Based Award Grant Practices

        In 2011, we followed practices for the grant of share-based awards consistent with the manner in which we have historically granted such awards. Among other things, these practices encompass the following principles:

  •
  Annual share-based awards are approved annually by the Compensation Committee at a meeting held promptly after the data required by the compensation formula become available; these meetings are scheduled, and the annual grants are made, without regard to anticipated earnings or other major announcements by the Trust or to whether executive officers or non-employee trustees are in possession of material, non-public information.

  •
  While share-based awards other than annual awards may be granted, such awards will not be made to executive officers if the Compensation Committee is aware that they are in possession of material, non-public information.

  •
  The Compensation Committee has established that options are granted only on the date the Compensation Committee meets to approve the grant and with an exercise price equal to the fair market value on the date of grant.

  •
  Backdating of options is prohibited.

Special Retention Award

        On March 16, 2012, Mr. Hankowsky was awarded a grant of 57,870 restricted common shares under the Share Incentive Plan. These awards will vest on March 16, 2017, provided that on that date (i) Mr. Hankowsky continues to be employed by, or is in the service of, the Trust and (ii) certain specific goals regarding the Trust's operations have been accomplished. The purpose of the award is to act as an incentive that will both encourage the achievement of significant operational goals, as well as to enhance the Trust's ability to retain Mr. Hankowsky's services. The shares will also vest upon Mr. Hankowsky's death or Disability (as defined in the Share Incentive Plan), should either occur prior to the date described in the preceding sentence. Dividends will be paid on the full amount of the shares, without regard to vesting, from the date of grant, and will be automatically reinvested, through the Trust's Dividend Reinvestment and Share Purchase Plan, in common shares, which will also be subject to the restrictions described above.

Management Severance Plan

        We have a management severance plan for a group of senior officers, including our named executive officers. Various aspects of this plan are described under "Payments upon Termination Events, Including Following a Change of Control." The management severance plan provides for payments and other benefits to each of the named executive officers if we terminate the executive's employment without cause or if the executive terminates employment for "good reason" within two years following a change of control. The management severance plan also provides that if the total payments to any of our named executive officers under the terms of the management severance plan are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), we will make an additional payment to the named executive officer, which payment is designed so that, after payment of all excise taxes and any other taxes payable in respect of the additional payment, the named executive officer will retain the same amount as if no excise tax had been imposed. See "Tax Considerations" below for further information regarding the excise tax reimbursement.

Tax Considerations

        Under Section 162(m) of the Code, a publicly-held corporation may not deduct more than $1 million in a taxable year for certain forms of compensation made to the chief executive officer and certain other officers listed on the Summary Compensation Table. Our policy is to seek to preserve the federal income tax deductibility of compensation paid to our executives, and our annual bonus and equity awards have generally been structured to preserve deductibility under Section 162(m). Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if it is in the best interests of our company. We believe that the compensation paid to our executives in 2011 was deductible.

        As noted above, under the management severance plan, we will make additional payments to our named executive officers if payments to them resulting from a change of control are subject to the excise tax imposed by Section 4999 of the Code. We included this provision in the management severance plan in order to enhance the motivation of our named executive officers to further increase shareholder value while remaining employed by us. We believe that these incentives would be frustrated by the possible imposition of the need for our executive officers to pay an excise tax upon the receipt of their change of control benefit under the management severance plan, and we do not believe that the provisions of the management severance plan should provide even a potential disincentive to our named executive officers' pursuit of a change of control that otherwise might be in the best interests of the Trust and its shareholders. Accordingly, we determined to provide payment to reimburse our named executive officers for any excise taxes payable in connection with the change-in-control payment, as well as any taxes that accrue as a result of our reimbursement. We believe that this determination is appropriate given our named executive officers' collective record in seeking to enhance shareholder value.

        However, in April 2011, our Compensation Committee determined to eliminate these tax gross-ups (except with respect to participants in the severance plan who are currently entitled to a gross-up), and thus no new participants in the plan will be entitled to a tax gross-up for excise taxes. Additionally, no new tax gross-ups will be included in any other compensation awards.

Role of Executive Officers in Determining Executive Compensation for Named Executive Officers

        In connection with our 2011 compensation, Pay Governance LLC provided data and Ms. Hosansky, the Trust's Senior Vice President—Human Resources, provided general support to the Compensation Committee to assist it in determining compensation levels. Mr. Hankowsky made recommendations as to named executive officers but not as to his own compensation. While the Compensation Committee utilized this information, and valued Mr. Hankowsky's observations with regard to other named executive officers, the ultimate decisions regarding executive compensation were made by the Compensation Committee.

Share Ownership Guidelines

  Share Ownership of Senior Officers

        Consistent with an emphasis on higher standards of corporate governance, we believe that the investment community values share ownership by senior management and that, by holding an equity position in the Trust, officers demonstrate their commitment to and belief in the long-term profitability of the Trust. Accordingly, the Board believes that ownership of Company shares by officers should be encouraged, and has established ownership guidelines applicable to the Trust's officers at the Senior Vice President level and above.

        The policy states that each covered officer should seek to acquire and maintain a level of ownership of Company common shares (determined based on the fair market value of such shares from time to time as a multiple of the officer's base salary) as follows: Chief Executive Officer: 5x; Chief Operating Officer, Chief Financial Officer, Chief Investment Officer and General Counsel: 3x; and Senior Vice Presidents: 1x.

        The policy stipulates that the covered officers should work toward achieving these levels of ownership with the objective of meeting the requirements within five years of becoming subject to these requirements. Once a covered officer has achieved the targeted level of share ownership, the policy states that he or she (i) should maintain at least that level of ownership for the duration of his or her tenure with the Trust and (ii) should, within three years after receiving an increase in salary or a promotion, seek to achieve the resulting greater target level of ownership.

        The policy recognizes the following sources of share ownership for purposes of determining whether the above ownership target is satisfied:

  •
  Company common shares acquired by a covered officer, including unvested restricted share awards and restricted stock units;

  •
  Units of limited partnership interest in Liberty Property Limited Partnership; and

  •
  Company common shares owned directly by a covered officer's spouse or minor children who reside with the covered officer, or held in a trust established for estate and/or tax planning purposes that is revocable by the covered officer and/or his or her spouse.

        For purposes of determining whether the ownership target is satisfied, shares underlying outstanding options are not included.

        The policy further mandates that until such time as a covered officer has attained the applicable target ownership level, he or she must retain common shares obtained as a result of a share award, unless the Board otherwise permits.

  Share Ownership of Trustees

        The Board believes that trustees should be shareholders and have a financial stake in the Trust. In furtherance of this belief, non-management trustees are paid a portion of their annual fees in the Trust's common shares.

        Additionally, the trustees are expected to own an amount of Company common shares equal in value to five times the annual cash retainer paid to trustees. All trustees (except for Ms. Dietze, who recently joined the Board and will have an appropriate amount of time to attain the prescribed level) are in compliance with this requirement.

Perquisites and Other Personal Benefits

        In addition to the components noted above, our compensation program may also include various benefits, such as health insurance plans and pension, profit sharing and retirement plans in which substantially all of the Trust's employees participate. At the present time, the only plans in effect are health, dental, life and disability insurance plans, a 401(k) plan, a flexible spending insurance program, an employee share purchase plan and the severance plan for certain senior officers of the Trust described under "Management Severance Plan."

 Summary Compensation Table

        The following table shows, for the years ended December 31, 2011, 2010 and 2009, the compensation paid or accrued by the Trust and its subsidiaries, including the Operating Partnership, to our named executive officers.

Name and Principal Position	Year	Salary	Bonus	Share Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
William P. Hankowsky	2011	$535,500	$—	$1,228,745	$428,486	$310,000	$296,930	$2,799,661
President and Chief	2010	$525,000	$500	$1,203,293	$529,827	$209,380	$285,394	$2,753,394
Executive Officer	2009	$525,000	$500	$1,113,349	$530,220	$239,215	$219,798	$2,628,082
George J. Alburger, Jr.	2011	$408,000	$500	$844,366	$197,239	$—	$145,949	$1,596,054
Executive Vice President	2010	$400,000	$500	$1,578,057	$261,335	$—	$129,864	$2,369,756
and Chief Financial	2009	$400,000	$500	$728,424	$244,140	$—	$91,573	$1,464,637
Officer
Robert E. Fenza	2011	$377,400	$500	$493,709	$182,446	$232,562	$88,185	$1,374,802
Executive Vice President	2010	$370,000	$500	$405,146	$240,474	$240,907	$87,167	$1,344,194
and Chief Operating	2009	$370,000	$500	$520,970	$225,264	$123,284	$61,638	$1,301,656
Officer
James J. Bowes	2011	$331,500	$500	$320,857	$160,257	$305,000	$77,492	$1,195,606
General Counsel and	2010	$325,000	$500	$355,852	$211,879	$217,685	$76,562	$1,187,478
Secretary	2009	$325,000	$500	$326,631	$198,032	$219,245	$54,060	$1,123,468
Michael T. Hagan	2011	$326,400	$500	$681,479	$157,791	$—	$84,192	$1,250,362
Executive Vice President	2010	$320,000	$500	$719,499	$208,423	$—	$81,437	$1,329,859
and Chief Investment	2009	$320,000	$500	$580,133	$194,904	$—	$53,571	$1,149,108
Officer

(1)
A portion of the amounts shown in this column reflects the elections by Messrs. Hankowsky, Alburger, Fenza and Hagan, consistent with a policy adopted by the Trust's Compensation Committee with respect to employee annual performance non-equity incentive compensation, which we sometimes refer to as annual bonus, to receive common shares in lieu of cash for all or part of their annual bonus compensation for 2011, 2010 or 2009. By making such elections, these individuals received shares equal to 120% of the cash value of such bonus or portion thereof, less applicable withholding tax (the "Bonus Value"). Each executive received the number of common shares able to be purchased with the dollar amount of the Bonus Value based on the closing price of the common shares on the New York Stock Exchange on March 16, 2012 ($34.56) for bonuses included in 2011 compensation, February 28, 2011 ($33.77) for bonuses included in 2010 compensation or March 16, 2010 ($32.71) for bonuses included in 2009 compensation. Pursuant to these elections, Messrs. Hankowsky, Alburger, Fenza and Hagan were awarded 6,079, 7,843, 2,246 and 6,291 common shares, respectively, as 2011 compensation, and 4,202, 6,380, -0- and 5,232 common shares, respectively, as 2010 compensation and 4,877, 7,025, 3,184 and 5,521 common shares, respectively, as 2009 compensation. Dividends will be paid on the common shares issued pursuant to such awards. The contractual restrictions on sale related to such awards will expire on March 16, 2013 for the awards made as 2011 compensation and expired on February 28, 2012 for the awards made as 2010 compensation and March 16, 2011 for the awards made as 2009 compensation.

(2)
For information regarding the assumptions made in the valuations of these amounts, see Footnote 10 to the Trust's financial statements for the year ended December 31, 2011 included in the Trust's Annual Report on Form 10-K for that year.

(3)
This column shows amounts of annual performance non-equity incentive compensation for 2011, 2010 and 2009 taken by the named executive officers in cash.

(4)
Consists of amounts paid by the Trust to purchase term life insurance policies for the Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: $570 each for 2011; $720 each for 2010; and $1,098 each for 2009. Includes dividends paid on unvested shares to Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: $4,711, $1,997, $2,024, $1,743 and $2,479, respectively, for 2011; $11,474, $4,835, $4,918, $4,229 and $5,144, respectively, for 2010; and $22,709, $9,567, $9,776, $8,372 and $8,571, respectively for 2009. Includes unvested reinvested dividends paid on unvested restricted shares on previously disclosed retention awards made to Messrs. Hankowsky, Alburger and Hagan as follows: $85,838, $50,851 and $7,119, respectively, for 2011; $80,799, $36,168 and $5,064, respectively, for 2010; and $75,190 and $26,026, for Messrs. Hankowsky and Alburger, respectively, for 2009. Includes unvested reinvested dividends paid on RSUs issued to Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan as follows: for 2011, $205,811, $92,531, $85,591, $75,180 and $74,024; for 2010, $191,478, $88,141, $81,529, $71,613 and $70,510;

  and for 2009, $119,223, $54,882, $50,764, $44,590 and $43,903. Includes $922 and $1,578 in payments made during 2010 and 2009, respectively, to provide a car service to Mr. Hankowsky from time to time.

Grants of Plan Based Awards

          The following table summarizes plan based awards made to each of the named executive officers for 2011 under the Trust's compensation plans:

					All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)						Grant Date Fair Value of Share and Option Awards(5)
							Exercise or Base Price of Option Awards
Name	Grant Date(1)	Threshold	Target	Maximum
William P. Hankowsky	N/A	$281,138	$562,275	$843,413	—	—	—	—
	2/28/2011	—	—	—	25,370	—	—	$856,745
	2/28/2011	—	—	—	—	68,668	$33.77	$428,485
George J. Alburger, Jr.	N/A	$173,400	$346,800	$520,200	—	—	—	—
	2/28/2011	—	—	—	11,678	—	—	$394,366
	2/28/2011	—	—	—	—	31,609	$33.77	$197,239
Robert E. Fenza	N/A	$160,395	$320,790	$481,185	—	—	—	—
	2/28/2011	—	—	—	10,802	—	—	$364,784
	2/28/2011	—	—	—	—	29,238	$33.77	$182,446
James J. Bowes	N/A	$140,887	$281,775	$422,663	—	—	—	—
	2/28/2011	—	—	—	9,488	—	—	$320,410
	2/28/2011	—	—	—	—	25,682	$33.77	$160,257
Michael T. Hagan	N/A	$138,720	$277,440	$416,160	—	—	—	—
	2/28/2011	—	—	—	9,342	—	—	$315,479
	2/28/2011	—	—	—	—	25,287	$33.77	$157,791

(1)
February 28, 2011 represents the date on which the Board of Trustees (i) set the range of potential annual bonus awards for 2011 performance by named executive officers, and (ii) made Awards under the Executive Officer Plan to the named executive officers for 2010. These Awards were determined in reference to the performance established by the Board at its March 16, 2010 meeting. At the February 28, 2011 meeting, the Board also established the range of potential Awards under the Executive Officer Plan for 2011 performance.

(2)
This award reflects the range of potential annual bonus available to be earned by the named executive officer for 2011. The actual amounts earned for 2011 pursuant to the annual bonus program are set forth in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation" (or, where the named executive officer chose to take all or a portion of his annual bonus in the form of restricted shares, under "Share Awards"), and are also set forth in the table below. Each named executive officer's annual bonus is a function of salary, with each named executive officer able to earn a specified percentage of his salary (105% for Chief Executive Officer and 85% for Chief Operating Officer, Chief Financial Officer, Chief Investment Officer and General Counsel), subject to adjustment based on performance. The base amount of the bonus was calculated in accordance with the two step process discussed under "Compensation Discussion and Analysis—Annual Bonus Program."

  The dollar amounts of the actual awards under the annual bonus program for 2011 performance, determined by the Board at its March 16, 2012 meeting, were as follows:

Name	Dollar Value(a)
William P. Hankowsky	$620,000
George J. Alburger, Jr.	$375,000
Robert E. Fenza	$340,000
James J. Bowes	$305,000
Michael T. Hagan	$305,000

(a)
See footnote (1) to the Summary Compensation Table for a discussion of the election by some of the named executive officers to receive common shares in lieu of cash for all or part of their annual bonus compensation for 2011.

(3)
This column shows the RSU component of the Awards made under the Executive Officer Plan on February 28, 2011.

(4)
This column shows the share option component of the Awards made under the Executive Officer Plan on February 28, 2011.

(5)
The value of the restricted share awards was based on the closing price of the common shares on the New York Stock Exchange on February 28, 2011 of $33.77. The value of the share options reflects the Black-Scholes value per option ($6.24) as of February 28, 2011, based on:

•
5 year expected life

•
36.6% expected volatility

•
2.1% risk free interest rate

•
6.2% dividend yield

 Outstanding Equity Awards at Fiscal Year-End

        The following table contains information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2011:

	Option Awards						Share Awards
												Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1)
										Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options
									Market Value of Shares or Units That Have Not Vested(1)
	Number of Securities Underlying Unexercised Options
							Number of Shares or Units That Have Not Vested
					Option Exercise Price	Option Expiration Date
Name	Exercisable	Unexercisable
William P. Hankowsky	100,362	—		—	$30.10	2/28/2012	—		—	—		—
	34,909	—		—	$31.22	2/28/2013	—		—	—		—
	49,172	—		—	$43.45	3/16/2014	—		—	—		—
	30,550	—		—	$40.35	3/16/2015	—		—	—		—
	14,982	—		—	$48.54	3/16/2016	—		—	—		—
	18,926	—		—	$49.74	3/19/2017	—		—	—		—
	166,667	—		—	$31.20	3/28/2018	—		—	—		—
	66,277	66,278	(2)		$20.32	3/18/2019	—		—	—		—
	21,278	85,113	(3)	—	$32.71	3/16/2020	—		—	—		—
	—	68,668	(4)	—	$33.77	2/28/2021	73,260	(5)	$2,262,269	84,527	(10)	$2,610,194
George J. Alburger, Jr.	25,649	—		—	$31.22	2/28/2013	—		—	—		—
	22,083	—		—	$43.45	3/16/2014	—		—	—		—
	12,590	—		—	$40.35	3/16/2015	—		—	—		—
	6,269	—		—	$48.54	3/16/2016	—		—	—		—
	8,011	—		—	$49.74	3/19/2017	—		—	—		—
	76,720	—		—	$31.20	3/28/2018	—		—	—		—
	30,517	30,518	(2)	—	$20.32	3/18/2019	—		—	—		—
	10,495	41,982	(3)	—	$32.71	3/16/2020	—		—	—		—
	—	31,609	(4)	—	$33.77	2/28/2021	45,281	(6)	$1,398,277	38,908	(11)	$1,201,479
Robert E. Fenza	107,649	—		—	$30.10	2/28/2012	—		—	—		—
	27,768	—		—	$31.22	2/28/2013	—		—	—		—
	23,603	—		—	$43.45	3/16/2014	—		—	—		—
	12,899	—		—	$40.35	3/16/2015	—		—	—		—
	6,423	—		—	$48.54	3/16/2016	—		—	—		—
	8,125	—		—	$49.74	3/19/2017	—		—	—		—
	70,966	—		—	$31.20	3/28/2018	—		—	—		—
	28,158	28,158	(2)	—	$20.32	3/18/2019	—		—	—		—
	9,657	38,631	(3)		$32.71	3/16/2020	—		—	—		—
	—	29,238	(4)		$33.77	2/28/2021	10,315	(7)	$318,527	35,988	(12)	$1,111,309
James J. Bowes	19,371	—		—	$43.45	3/16/2014	—		—	—		—
	11,044	—		—	$40.35	3/16/2015	—		—	—		—
	5,499	—		—	$48.54	3/16/2016	—		—	—		—
	6,981	—		—	$49.74	3/19/2017	—		—	—		—
	62,335	—		—	$31.20	3/28/2018	—		—	—		—
	14,852	24,754	(2)	—	$20.32	3/18/2019	—		—	—		—
	8,509	34,037	(3)	—	$32.71	3/16/2020	—		—	—		—
	—	25,682	(4)	—	$33.77	2/28/2021	9,047	(8)	$279,371	31,611	(13)	$976,148
Michael T. Hagan	8,940	—		—	$43.45	3/16/2014	—		—	—		—
	5,071	—		—	$40.35	3/16/2015	—		—	—		—
	3,917	—		—	$48.54	3/16/2016	—		—	—		—
	6,294	—		—	$49.74	3/19/2017	—		—	—		—
	61,376	—		—	$31.20	3/28/2018	—		—	—		—
	24,363	24,363	(2)	—	$20.32	3/18/2019	—		—	—		—
	8,370	33,482	(3)	—	$32.71	3/16/2020	—		—	—		—
	—	25,287	(4)	—	$33.77	2/28/2021	18,383	(9)	$567,667	31,123	(14)	$961,078

(1)
Value is calculated by multiplying the number of shares subject to vesting by $30.88, the closing price of the common shares on the New York Stock Exchange on December 30, 2011.

(2)
Represents options granted on March 18, 2009 with respect to the fiscal year ended December 31, 2008. Such options became exercisable up to 20% after one year, 50% after two years and will become exercisable 100% after three years.

(3)
Represents options granted on March 16, 2010 with respect to the fiscal year ended December 31, 2009. Such options became exercisable up to 20% after one year and will become exercisable 50% after two years and 100% after three years.

(4)
Represents options granted on February 28, 2011 with respect to the fiscal year ended December 31, 2010. Such options will become exercisable up to 20% after one year, 50% after two years and 100% after three years.

(5)
These shares will vest as follows:

•
1,729 shares on March 19, 2012 (a 20% portion of the annual grant of 8,645 shares made on March 19, 2007); and

•
4,202 shares on February 28, 2012 (shares granted on February 28, 2011 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

  The remaining 44,850 shares will vest on March 17, 2013 (Mr. Hankowsky's sixty-second (62nd) birthday). These shares consist of 30,000 shares granted to Mr. Hankowsky on March 7, 2005 under the Share Incentive Plan, as well as dividends of an aggregate of 14,850 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant. The purpose of the award was to design an incentive that would enhance the ability of the Trust to retain the services of Mr. Hankowsky. The restrictions on these shares will lapse as to all such shares on Mr. Hankowsky's sixty-second (62nd) birthday, provided that Mr. Hankowsky continues to be employed by, or is in the service of, the Trust as of such date. The shares will also vest upon Mr. Hankowsky's death or Disability (as defined in the Share Incentive Plan), should either occur prior to the date described in the preceding sentence. Dividends are paid on the full amount of the shares, without regard to vesting, from the date of grant, and are automatically reinvested, through the Trust's Dividend Reinvestment and Share Purchase Plan, in common shares, which are subject to the restrictions described above.

  Additionally, represents 22,479 earned RSUs. See footnote (10).

(6)
These shares will vest as follows:

•
735 shares on March 19, 2012 (a 20% portion of the annual grant of 3,659 shares made on March 19, 2007); and

•
6,380 shares on February 28, 2012 (shares granted on February 28, 2011 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

  The remaining 27,820 shares will vest on March 16, 2013. These shares consist of 25,000 shares granted to Mr. Alburger on March 16, 2010 under the Share Incentive Plan, as well as dividends of an aggregate of 2,820 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant. The restriction on these shares will lapse as to all such share on the third anniversary of the date of grant provided that Mr. Alburger continues to be employed by, or is in the service of, the Trust as of such date. The shares will also vest upon Mr. Alburger's death or Disability (as defined in the Share Incentive Plan), should either occur prior to the date described in the preceding sentence. Dividends are paid on the full amount of the shares, without regard to vesting, from the date of grant, and are automatically reinvested, through the Trust's Dividend Reinvestment and Share Purchase Plan, in common shares, which are subject to the restrictions described above.

  Additionally, represents 10,346 earned RSUs. See footnote (11).

(7)
These shares will vest as follows:

•
743 shares on March 19, 2012 (a 20% portion of the annual grant of 3,711 shares made on March 19, 2007).

  Additionally, represents 9,572 earned RSUs. See footnote (12).

(8)
These shares will vest as follows:

•
641 shares on March 19, 2012 (a 20% portion of the annual grant of 3,189 shares made on March 19, 2007).

  Additionally, represents 8,406 earned RSUs. See footnote (13).

(9)
These shares will vest as follows:

•
977 shares on March 19, 2012 (consisting of 20% portions of the annual grant of 2,875 shares made on March 19, 2007 and a special grant of 2,010 shares, also made on March 19, 2007); and

•
5,232 shares on February 28, 2012 (shares granted on February 28, 2011 pursuant to the Trust's bonus program, under which the executive can elect to receive restricted common shares, subject to a one year vesting period, in lieu of a portion of his annual bonus).

  The remaining 3,895 shares will vest on March 16, 2013. These shares consist of 3,500 shares granted to Mr. Hagan on March 16, 2010 under the Share Incentive Plan, as well as dividends of an aggregate of 395 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant. The restriction on these shares will lapse as to all such shares on the third anniversary of the date of grant provided that Mr. Hagan continues to be employed by, or in the service of, the Trust as of such date. The shares will also vest upon Mr. Hagan's death or Disability (as defined in the Share Incentive Plan), should either occur prior to the date described in the preceding sentence. Dividends are paid on the full amount of the shares, without regard to vesting, from the date of grant, and are automatically reinvested, through the Trust's Dividend Reinvestment and Share Purchase Plan, in common shares, which are subject to the restrictions described above.

  Additionally, represents 8,279 earned RSUs. See footnote (14).

(10)
Represents 107,006 RSUs, 41,297 granted on March 18, 2009, 27,745 granted on March 16, 2010 and 25,370 granted on February 28, 2011, as well as dividends of an aggregate of 12,594 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 22,479 earned RSUs included in footnote (5).

(11)
Represents 49,254 RSUs, 19,010 granted on March 18, 2009, 12,771 granted on March 16, 2010 and 11,678 granted on February 28, 2011, as well as dividends of an aggregate of 5,795 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 10,346 earned RSUs included in footnote (6).

(12)
Represents 45,560 RSUs, 17,584 granted on March 18, 2009, 11,813 granted on March 16, 2010 and 10,802 granted on February 28, 2011, as well as dividends of an aggregate of 5,361 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 9,572 earned RSUs included in footnote (7).

(13)
Represents 40,017 RSUs, 15,445 granted on March 18, 2009, 10,376 granted on March 16, 2010 and 9,488 granted on February 28, 2011, as well as dividends of an aggregate of 4,708 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 8,406 earned RSUs included in footnote (8).

(14)
Represents 39,402 RSUs, 15,208 granted on March 18, 2009, 10,216 granted on March 16, 2010 and 9,342 granted on February 28, 2011, as well as dividends of an aggregate of 4,636 shares accrued in connection with the Trust's quarterly dividends to shareholders since the date of grant, less 8,279 earned RSUs included in footnote (9).

 Option Exercises and Shares Vested

        During 2011, the number of shares acquired and value realized on the exercise of option awards and the number of shares acquired and the value realized on vesting of share awards for each of the named executive officers were as follows:

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William P. Hankowsky	—	$—	58,320	$1,965,137
George J. Alburger, Jr.	100,362	$292,981	31,504	$1,062,206
Robert E. Fenza	—	$—	25,949	$874,442
James J. Bowes	—	$—	19,972	$672,858
Michael T. Hagan	—	$—	25,405	$856,252

(1)
Includes restricted shares and restricted share units that vested during 2011. The number of restricted shares that vested and the value realized on the vesting of such restricted shares for each named executive officer is as follows, with the remaining amounts relating to restricted share units: Mr. Hankowsky: 7,880 restricted shares, $261,778 value realized; Mr. Alburger: 8,285 restricted shares, $278,100 value realized; Mr. Fenza: 4,472 restricted shares, $149,164 value realized; Mr. Bowes: 1,107 restricted shares, $35,787 value realized; and Mr. Hagan: 6,832 restricted shares, $229,042 value realized.

Equity Compensation Plan Information

        The following table provides information regarding our compensation plans under which our equity securities are authorized for issuance. The information provided is as of December 31, 2011.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1 of this table)(1)
Equity Compensation Plans Approved by Security Holders	3,310,424	$33.37	7,899,926
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	3,310,424	$33.37	7,899,926

(1)
Does not reflect restricted shares and options awarded in 2012 with respect to the fiscal year ended December 31, 2011. Taking into account restricted shares and options subject to awards under the LTI and Executive Officer Plan made on March 16, 2012, the numbers listed above would be as follows: 3,479,739 (number of shares to be issued); $33.48 (weighted-average price); and 7,307,987 (number of securities remaining available).

Payments upon Termination Events, Including Following a Change of Control

        The Trust has a management severance plan for a group of senior officers of the Trust, including Messrs. Hankowsky, Alburger, Fenza, Bowes and Hagan. The tables below reflect the amounts that would be payable to the named executive officers upon various termination events, including pursuant to the management severance plan. These tables show the amount of compensation payable to each of the named executive officers in the event of termination of such executive's employment, in each of the following cases: termination by the Trust not for Cause (as defined in the management severance plan and described below), retirement, in the event of death or disability and following a Change of Control (as defined in the management severance plan and described below). The amounts indicated are based on the assumption that the termination occurred as of December 30, 2011, on which date the closing price of the common shares on the New York Stock Exchange was $30.88. Actual amounts payable would vary based on the date of the named executive officer's termination and can only be finally determined at that time.

        In general, the management severance plan applies similarly to each of the named executive officers as follows: In the event of (i) the termination of the named executive officer other than "for cause" or (ii) the named executive officer's voluntary termination of his employment for "good reason," in either case within two years following a "change of control," the named executive officer would receive the following: (a) an amount equal to 2.99 times the sum of his current annual base salary plus the largest annual performance bonus paid to him over the previous five years; (b) the pro rata portion, through the date of termination, of unpaid performance bonus for the year in which the termination occurs; (c) immediate vesting of outstanding options, restricted shares and restricted share units; (d) an amount equal to the Trust's maximum contribution under the 401(k) plan for a period of three years, including the year in which termination occurs; (e) immediate vesting of contributions previously made by the Trust to the individual's account under the 401(k) plan; and (f) continuation of employee group benefits coverage for a period of three years after the date of termination. In addition, under the severance plan, if any payments made to a covered person would result in an excise tax imposed by Section 4999 of the Code, the named executive officer would become entitled to receive a tax reimbursement payment, or "gross-up," that would put him in the same financial position after the application of the excise tax as he would have been in if the excise tax did not apply to such amounts. In April 2011, our Compensation Committee determined to eliminate these tax gross-ups (except with respect to participants in the severance plan who are currently entitled to a gross-up), and thus no new participants in the plan will be entitled to a tax gross up for excise taxes.

  Payments Made Upon Termination by Trust Not for Cause

        As with all employees, if a named executive officer's employment is terminated by the Trust not for cause, the named executive officer is entitled to receive amounts earned during his term of employment. Such amounts include:

  •
  non-equity incentive compensation earned during the fiscal year;

  •
  unused vacation pay

        Additionally, if the named executive officer is terminated other than for cause or as a result of performance issues, the named executive officer is entitled to receive a severance payment determined as a function of his or her length of service to the Trust.

  Payments Made Upon Retirement

        Under the terms of the agreements pursuant to which the named executive officers have been granted their options, restricted shares and restricted share units, the vesting of unvested options, restricted shares or restricted share units at the retirement of the named executive officer is generally based upon a sliding scale taking into account the named executive officer's age and length of service to the Trust. The following table illustrates this scale:

Age	Minimum Years of Service to Trust	Amount to Vest
55 - 56	10	Options and restricted shares that would have vested in accordance with their terms during the 12 month period after the named executive officer's retirement shall vest as of the date of retirement
57 - 58	8	Options and restricted shares that would have vested in accordance with their terms during the 24 month period after the named executive officer's retirement shall vest as of the date of retirement
59 - 60	6	Options that would have vested in accordance with their terms during the 24 month period after the named executive officer's retirement shall vest as of the date of retirement; restricted shares that would have vested in accordance with their terms during the 36 month period after the named executive officer's retirement shall vest as of the date of retirement
61 - 62	4	Options and restricted shares that would have vested in accordance with their terms during the 48 month period after the named executive officer's retirement shall vest as of the date of retirement
63 - 64	2	Options and restricted shares that would have vested in accordance with their terms during the 60 month period after the named executive officer's retirement shall vest as of the date of retirement
65 or more	—	All options and restricted shares not vested at the date of retirement shall vest as of the date of retirement

        As of December 31, 2011, the named executive officers were the following ages and had the following years of service to the Trust:

Name	Age	Years of Service
William P. Hankowsky	60	11
George J. Alburger, Jr.	64	16
Robert E. Fenza	54	27
James J. Bowes	58	15
Michael T. Hagan	54	22

        The options that become exercisable upon retirement, along with any other options that were already exercisable on the date of retirement, may be exercised until the date that is 36 months after the date of retirement.

  Payments Made Upon Death or Disability

        In the event of the death or disability of a named executive officer, in addition to the benefits listed under the heading "Payments Made Upon Termination by Trust Not for Cause" above, all unvested options, restricted shares and restricted stock units owned by the named executive officers will vest immediately. In the case of options, the options will remain exercisable until the date that is

36 months after the date of termination of the named executive officer's employment with the Trust due to his death or disability.

  Payments Made Upon a Termination Following a Change of Control

        The Trust has a Management Severance Plan to which each of the named executive officers is a party. Pursuant to these agreements, if an executive's employment is terminated within two years following a change of control (other than termination by the Trust for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the agreement which constitute "good reason", in addition to the benefits listed under the heading "Payments Made Upon Termination by Trust Not for Cause":

  •
  the named executive officer will receive:

  •
  a lump sum severance payment of 2.99 times the sum of the executive's current annual base salary plus the largest annual performance bonus paid to him over the previous five years;

  •
  a lump sum amount representing a pro rata portion, through the date of termination, of unpaid performance bonus for the year in which the termination occurs, assuming achievement of the target level of the performance goals;

  •
  a lump sum amount equal to the Trust's maximum contribution under the 401(k) plan for a period of three years, including the year in which termination occurs;

  •
  an amount equal to the excise tax charged to the named executive officer as a result of the receipt of any change-of-control payments; and

  •
  continuation of employee group benefits coverage for a period of three years after the date of termination.

  •
  all options, restricted shares and restricted share units held by the executive, as well as contributions previously made by the Trust to the individual's account under the 401(k) plan, will automatically vest

        Under the Management Severance Plan, a change of control is deemed to occur on:

  •
  the date of on which shareholders of the Trust (or the Board, if shareholder approval is not required) approve a plan to dissolve or liquidate the Trust;

  •
  the date on which transactions contemplated by an agreement to sell or dispose of substantially all of the Trust's assets are consummated, other than a transaction in which holders of the Trust's shares just prior to the transaction will have at least 50% of the voting power of the acquiring entity's voting securities just after the transaction (without regard to such holder's ownership of the acquiring entity's voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders just after the transaction in substantially the same proportion among themselves as just prior to the transaction;

  •
  the first date on which (i) transactions contemplated by an agreement to merge or consolidate the Trust with or into another entity (or to merge the other entity with or into the Trust) are consummated, other than a transaction in which holders of the Trust's shares just prior to the transaction will have at least 50% of the voting power of the surviving entity's voting securities just after the transaction (without regard to such holder's ownership of the acquiring entity's voting securities immediately before or contemporaneously with such transaction), which voting securities are to be held by such holders just after the transaction in substantially the same proportion among themselves as just prior to the transaction and (ii) those who were board members just prior to the merger or consolidation cease to constitute a majority of the Board;

  •
  the date on which any entity, person or group (excluding the Trust, any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Trust or any of its subsidiaries) has become the beneficial owner of, or has obtained voting control over, more than 20% of the outstanding shares (without regard to any contractual or other restriction on the conversion or other exchange of securities into or for shares); or

  •
  the first day after which a majority of the Board has been a member of the Board for less than two years, unless the nomination for election of each new trustee (who was not a trustee at the beginning of such two-year period) was approved by a vote of at least 2/3 of the trustees then in office who were trustees at the beginning of such period.

William P. Hankowsky

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$817,215	$—	$817,215	$3,522,611
Value of Accelerated Share-Based Awards	—	883,045	883,045	5,572,359
Excise Tax Gross-Up	—	—	—	2,140,135

Total	$817,215	$883,045	$1,700,260	$11,235,105

George J. Alburger, Jr.

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$751,795	$—	$751,795	$2,408,177
Value of Accelerated Share-Based Awards	—	541,982	541,982	2,922,026
Excise Tax Gross-Up	—	—	—	—

Total	$751,795	$541,982	$1,293,777	$5,330,203

Robert E. Fenza

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$735,689	$—	$735,689	$2,212,692
Value of Accelerated Share-Based Awards	—	—	320,292	1,727,184
Excise Tax Gross-Up	—	—	—	—

Total	$735,689	$—	$1,055,981	$3,939,876

James J. Bowes

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$522,572	$—	$522,572	$1,970,788
Value of Accelerated Share-Based Awards	—	281,196	281,196	1,516,921
Excise Tax Gross-Up	—	—	—	—

Total	$522,572	$281,196	$803,768	$3,487,709

Michael T. Hagan

	Termination by Trust Not For Cause	Retirement	Death or Disability	Termination Within Two Years Following a Change of Control
Cash Severance	$653,604	$—	$653,604	$1,955,552
Value of Accelerated Share-Based Awards	—	—	569,285	1,786,018
Excise Tax Gross-Up	—	—	—	912,110

Total	$653,604	$—	$1,222,889	$4,653,680

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Trust's executive officers and trustees, and persons beneficially owning more than 10% of the common shares, are required to file with the Securities and Exchange Commission reports of their initial ownership and changes in ownership of common shares. The Trust believes that during 2011, its executive officers and trustees who were required to file reports under Section 16(a) complied with such requirements in all material respects.

 TRUSTEE COMPENSATION

        The following table shows the compensation paid to the members of the Trust's Board of Trustees for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash	Share Awards(1)(2)	Option Awards(1)(2)	All Other Compensation	Total
Frederick F. Buchholz	$65,342	$38,250	$32,230	—	$135,822
Thomas C. DeLoach, Jr.	$72,752	$38,250	$32,230	—	$143,232
Katherine Elizabeth Dietze	$57,252	$38,250	$32,230	—	$127,732
Daniel P. Garton	$51,752	$38,250	$32,230	—	$122,232
J. Anthony Hayden	$23,376	$—	$—	—	$23,376
M. Leanne Lachman	$67,752	$38,250	$32,230	—	$138,232
David L. Lingerfelt	$55,252	$38,250	$32,230	—	$125,732
Stephen B. Siegel	$46,252	$38,250	$32,230	—	$116,732
Stephen D. Steinour	$50,252	$38,250	$32,230	—	$120,732

(1)
The aggregate numbers of shares and shares issuable upon the exercise of options to purchase shares for the trustees outstanding as of December 31, 2011 are as follows: Mr. Buchholz (options to purchase 50,500 shares); Mr. DeLoach (options to purchase 38,000 shares); Ms. Dietze (options to purchase 5,500 shares); Mr. Garton (options to purchase 50,500 shares); Mr. Hayden (options to purchase 37,500 shares); Ms. Lachman (options to purchase 50,500 shares); Mr. Lingerfelt (options to purchase 50,500 shares); Mr. Siegel (options to purchase 37,000 shares); and Mr. Steinour (options to purchase 10,500 shares). Mr. Hayden served on the Board until May 11, 2011.

(2)
The grant date fair values of the share awards and option awards made to each of the non-employee trustees in 2011 were $33.77 and $5.86, respectively.

        In 2011, trustees who were not also officers and full-time employees of the Trust were compensated in accordance with the following policy. These trustees receive an annual trustee fee in the amount of $30,750 in cash, and restricted common shares with a grant date fair value of $38,250. Additionally, trustees received a fee of $1,500 for each Board meeting that such trustee attends in person; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $3,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $12,500, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $7,500. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Also under this compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 5,500 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three years.

        The 2012 compensation policy for trustees who are not also officers and full-time employees of the Trust has been modified to increase trustee compensation. A 2010 independent evaluation of trustee compensation found the Trust's compensation program was substantially below market. Trustee compensation had not been adjusted since 2005. The Trust's compensation program was adjusted in 2011 to address this situation, and has again been adjusted in 2012 to address further the shortfall noted in the 2010 analysis. As adjusted, the compensation to trustees is now considered competitive based on the data reviewed in the independent evaluation.

        Under the revised policy, these trustees receive an annual trustee fee in the amount of $40,000 in cash, and restricted common shares with a grant date fair value of $42,000. Additionally, trustees receive a fee of $1,500 for each Board meeting that such trustee attends in person; however, trustees receive a fee of $500 for teleconference Board meetings if such meetings address only routine matters. Trustees also receive a fee of $500 for participation in any informational call held to supplement the regularly scheduled Board meetings. Trustees are entitled to receive a fee of $5,000 for each committee on which they serve, a fee of $1,000 for each committee meeting such trustee attends in person and a fee of $500 for each committee meeting attended by teleconference. The Chair of the Audit Committee receives an additional annual fee of $15,000, and the Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee each receive an additional annual fee of $9,000. Additionally, all trustees are entitled to be reimbursed for travel and lodging expenses associated with attending Board and committee meetings. Trustees who are officers and full-time employees of the Trust are not entitled to receive any separate compensation for service as a trustee or committee member.

        Under the 2012 compensation policy, pursuant to the Trust's Share Incentive Plan, each non-employee trustee is entitled to receive an annual grant on June 23rd of each year of a 10-year option to purchase 6,000 common shares, exercisable at a price equal to the fair market value of the common shares on such date. Such options vest over a three-year period beginning with the date of grant as follows: 20% after the first year; 50% after two years; and 100% after three years.

PROPOSAL 3—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP has audited the Trust's financial statements since the Trust's inception. The Audit Committee of the Board of Trustees has selected Ernst & Young LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2012.

        Representatives of Ernst & Young LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees billed to the Trust by Ernst & Young LLP during 2011 and 2010

        Ernst & Young LLP was the Trust's independent registered public accounting firm for the fiscal years ended December 31, 2011 and 2010.

        Audit Fees.    Fees for audit services rendered to the Trust and the Operating Partnership by Ernst & Young LLP for the fiscal years ended December 31, 2011 and 2010 were $860,000 and $912,500, respectively. These services included (i) the audit of the Trust's and the Operating Partnership's annual financial statements and internal control over financial reporting, (ii) the reviews of the financial statements included in the Trust's and the Operating Partnership's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and (iii) opinions on recast financial statements for discontinued operations and consents on the Trust's and the Operating Partnership's Forms 8-K, S-3 and S-8.

        Audit-Related Fees.    Fees for audit-related services that were reasonably related to the performance of the 2011 and 2010 audits or reviews of the financial statements of the Trust and the

Operating Partnership and are not reported under the preceding paragraph totaled $3,000 and $4,995, respectively. These fees were for attest services relating to required reporting to the United States Environmental Protection Agency and for accounting research software.

        Tax Fees.    Fees billed to the Trust and the Operating Partnership by Ernst & Young LLP during 2011 and 2010 for professional services rendered for tax compliance, tax advice and tax planning totaled $165,902 and $164,031, respectively.

        All Other Fees.    All other fees billed to the Trust and the Operating Partnership by Ernst & Young LLP during 2011 and 2010 were for payroll wage and tax reporting consultation and totaled $4,572 and $0, respectively. In addition, fees billed for audit and tax services on certain unconsolidated joint ventures during 2011 and 2010 totaled $310,612 and $284,215, respectively. These fees were paid by the respective joint venture partnerships.

        All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit and Non-Audit Services Pre-Approval Policy provides for (i) general pre-approval of certain specified services and (ii) specific pre-approval of all other permitted services, as well as proposed services exceeding pre-approved cost levels. The policy authorizes the Audit Committee to delegate pre-approval authority with respect to permitted services to one or more of its members.

        For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission's rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Trust's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Trust's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor is necessarily determinative.

        Shareholder ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm is not required by the Trust's Bylaws or any other applicable legal requirement. However, the Board of Trustees is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board of Trustees will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Trustees at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Trust and the shareholders.

        The Audit Committee has considered whether Ernst & Young LLP's provision of services other than professional services rendered for the audit and review of the Trust's annual financial statements is compatible with maintaining Ernst & Young LLP's independence, and has determined that it is so compatible.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR ratification of Ernst & Young LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2012. Ratification requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

 PROPOSAL 4—PROPOSAL TO APPROVE THE LIBERTY
PROPERTY TRUST EMPLOYEE STOCK PURCHASE PLAN

        On June 21, 2011, the Board of Trustees unanimously adopted, and recommended for approval by the shareholders at the Meeting, the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan (the "Amended Stock Purchase Plan"). The Amended Stock Purchase Plan is substantially the same as the Liberty Property Trust Employee Stock Purchase Plan (the "Prior Stock Purchase Plan") unanimously adopted by the Board of Trustees on February 7, 2001 and previously approved and ratified by the shareholders. The Amended Stock Purchase Plan has been modified from the Prior Stock Purchase Plan for the purpose of extending its term and to make certain other updates to conform with applicable law. The Board of Trustees reserved 750,000 common shares of the Trust for purchase under the Amended Stock Purchase Plan. Like the Prior Stock Purchase Plan, the Amended Stock Purchase Plan will provide eligible employees of the Trust and its subsidiaries the opportunity to purchase common shares of the Trust, which the Board of Trustees believes is to the mutual benefit of the employees and the Trust.

        The Board of Trustees believes it is in the best interests of the Trust and the shareholders to adopt the Amended Stock Purchase Plan. The Amended Stock Purchase Plan is intended to encourage employees to contribute materially to the growth of the Trust, thereby benefiting the shareholders and aligning the interests of the employees with the shareholders. The Amended Stock Purchase Plan was unanimously adopted by the Board of Trustees and became effective on June 21, 2011 and is being presented to the shareholders for approval and ratification. The following provides a brief summary of the Amended Stock Purchase Plan. A copy of the Amended Stock Purchase Plan will be made available without charge to any person upon his or her written request, which request should be directed to the Director of Investor Relations at the address of the Trust appearing on the first page of this proxy statement.

Administration

        The Trust's Compensation Committee will administer the Amended Stock Purchase Plan. The Compensation Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Amended Stock Purchase Plan, to determine eligibility and to adjudicate all disputed claims filed under the Amended Stock Purchase Plan. Every finding, decision and determination made by the Compensation Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Participants

        Employees are eligible to participate in the Amended Stock Purchase Plan if they have been employed with the Trust or a designated subsidiary for at least one year, if their employment is customarily 20 hours or more per week and for five or more months in a calendar year, and the employee is not deemed, under the provisions of the Code, to own common shares possessing 5% or more of the total combined voting power or value of all classes of the stock of the Trust or any subsidiary. Unless the Trust's Compensation Committee determines otherwise, eligible employees may elect to participate in the Amended Stock Purchase Plan at least 15 days prior to the applicable purchase period.

Purchase of Shares

        The Amended Stock Purchase Plan is implemented in a series of consecutive purchase periods, each approximately six months long. Unless the Compensation Committee specifies otherwise, each purchase period begins on each January 1 and July 1 and continues until the succeeding June 30 and December 31, respectively. On the first day of each purchase period, each participant is granted an option to purchase common shares of the Trust. The option will continue in effect during the purchase period and will be exercised on the purchase date which is the last day of the purchase period (i.e., June 30 and December 31, respectively). The number of common shares that a participant will acquire during a purchase period is determined by dividing the balance of the participant's account on the last day of the purchase period by the per share purchase price. The participant's account consists of accumulations of after-tax payroll deductions of, at his or her election, an amount not less than $25 per paycheck ($50 on a monthly payroll basis). The total amount that a participant may contribute to his or her account during a purchase period may not exceed 10% of his or her base compensation for that period. Unless the Compensation Committee determines otherwise, the purchase price per common share is the lower of 85% of the fair market value of the common shares on the first day of the purchase period or 85% of the fair market value of the common shares on the last day of the purchase period. No participant will be granted an option under the Amended Stock Purchase Plan that would permit the participant to purchase shares having an aggregate fair market value of more than $25,000, as determined at the beginning of each purchase period.

        To the extent necessary to comply with section 423(b)(8) of the Code and all other applicable laws, a participant's payroll deductions may be decreased to 0% during any purchase period if they would, as a result of any such limitations, be precluded from buying additional common shares on the purchase date for that particular period. Any such suspension of deductions will not terminate the participant's participation in the Amended Stock Purchase Plan. Payroll deductions will automatically recommence at the same rate provided in the participant's enrollment agreement at the beginning of the first purchasing period in which the participant is again able to purchase common shares in compliance with applicable law.

Termination of Participation

        Employees may voluntarily end their participation in the Amended Stock Purchase Plan and stop payroll deductions at any time prior to the last day of the purchase period. Participation ends automatically, however, if the employee is no longer eligible to participate in the Amended Stock Purchase Plan (due to termination of employment or otherwise). During the participant's lifetime, only the participant may exercise the option under the Amended Stock Purchase Plan, and the participant may not transfer or otherwise assign his or her right to the option (except upon death). If an employee dies while participating in the Amended Stock Purchase Plan, unless the employee's legal representative directs otherwise, any amounts withheld from his or her compensation, for purposes of the Amended Stock Purchase Plan, will be used to purchase common shares on the purchase date for the purchase period in which death occurs. After the purchase date, the participant's executor, administrator, or other personal representative will receive all common shares and any residual amounts that remain to the participant's credit under the Amended Stock Purchase Plan.

Availability of Shares

        If, on any purchase date, the aggregate funds available to purchase common shares would purchase a number of common shares in excess of the number of common shares available for purchase under the Amended Stock Purchase Plan, the number of common shares that would otherwise have been purchased by each participant will be proportionally reduced on the purchase date in order to eliminate the excess and the Amended Stock Purchase Plan will automatically terminate after the purchase date, unless the Board of Trustees acts to increase the number of common shares available. In the event of an increase or decrease in the number of issued common shares resulting from a subdivision or consolidation of common shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease of such common shares, the aggregate number of common shares reserved for purchase under the Amended Stock Purchase Plan, the maximum number of common shares that may be purchased during a purchase period, and the purchase price may be appropriately adjusted.

Amendment and Termination

        The Board of Trustees has the right to amend or terminate the Amended Stock Purchase Plan at any time. Except with respect to certain adjustments upon a change in capitalization, dissolution, merger or asset sale (as described in the Amended Stock Purchase Plan) or as necessary to comply with applicable laws or regulations, no amendment may adversely affect options previously granted under the Amended Stock Purchase Plan without the consent of the affected participant. However, despite the foregoing, without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Amended Stock Purchase Plan may be amended to change the purchasing periods, change the maximum number of common shares purchasable per participant on any purchase date, limit the frequency and/or number of changes in the amount withheld during purchasing periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Trust's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common shares for each participant properly correspond with amounts withheld from the participant's compensation or contributed by the participant, and establish such other limitations or procedures as the committee determines in its sole discretion advisable which are consistent with the Amended Stock Purchase Plan. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision) or any other applicable law or regulation, the Trust will obtain shareholder approval in such a manner and to such a degree as required. The Amended Stock Purchase Plan will terminate ten years from its effective date, unless the Board of Trustees terminates it sooner.

Federal Income Tax Consequences

        The Amended Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The Amended Stock Purchase Plan is not qualified under Section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. The following discussion assumes that the purchase price for common shares offered under the Amended Stock Purchase Plan is 85% of the market value of the common shares on the purchase date. This description of the federal tax consequences of the Amended Stock Purchase Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences.

        Under the Code, as currently in effect, a participant will not recognize income, nor will the Trust be entitled to a deduction, when the participant purchases common shares under the Amended Stock Purchase Plan. Instead, a participant will recognize income when he or she sells or otherwise disposes of common shares purchased under the Amended Stock Purchase Plan or when he or she dies.

        If a participant sells common shares purchased under the Amended Stock Purchase Plan more than two years after the date on which the option to purchase the common shares was granted and more than one year after the purchase of the common shares (the "statutory holding period"), a portion of the gain will be ordinary income and a portion will be capital gain. The employee will be taxed at ordinary income tax rates on an amount equal to 15% of the value of the common shares on the option grant date (the first day of the purchase period) or, if less, the entire gain on the sale. A participant will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and his basis in the shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long a participant holds the common shares. The Trust will not be entitled to any tax deduction with respect to the sale after the statutory holding period.

        If a participant sells common shares before the end of the statutory holding period, he or she generally will be taxed at ordinary income tax rates to the extent that the value of the common shares when the shares were purchased (on the last day of the purchase period) exceeded the purchase price. The Trust will be entitled to a corresponding deduction. The participant will have additional capital gain or loss on the difference between the proceeds of the sale and his or her basis in the common shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the participant holds the common shares.

        The estate of a participant who dies while holding common shares purchased under the Amended Stock Purchase Plan will recognize ordinary income in the year of the participant's death of an amount equal to 15% of the value of the common shares on the option grant date (the first day of the purchase period) or, if less, the amount by which the market value of the common shares at the date of death exceeds the purchase price.

Recommendation and Required Vote

        The Board of Trustees recommends a vote FOR approval of the adoption of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan. Ratification requires the affirmative vote of the holders of a majority of the common shares represented at the Meeting.

 POLICY FOR APPROVING RELATED PARTY TRANSACTIONS

        Our Codes of Conduct for Trustees and for Executive Officers mandate that officers and trustees bring promptly to the attention of our General Counsel any transaction or series of transactions that may result in a conflict of interest between that person and the Trust. Following any disclosure, our General Counsel will then review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or trustee in question. After this review, the Chairman of the Audit Committee and the General Counsel determine whether the matter should be brought to the Audit Committee or the full Board of Trustees for approval. In considering any such transaction, the Audit Committee or the Board of Trustees, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Trust to engage in the transaction, whether the terms of the transaction are arm's length and the overall fairness of the transaction to the Trust. If a member of the Audit Committee or the Board is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements and management's assessment of internal control over financial reporting in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements in accordance with U.S. generally accepted accounting principles, the firm's judgments as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the Committee under the auditing standards of the Public Company Accounting Oversight Board, including those required to be discussed with the Committee by Statement on Auditing Standard No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Committee has discussed with the independent registered public accounting firm the firm's independence from management and the Trust, including the matters in the written disclosures required by Independence Rule No. 3526, and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Rule No. 3526. In addition, the Committee has considered the effect of the independent registered public accounting firm's provision of non-audit services on the audit and considers such services compatible with the independent registered public accounting firm's maintenance of independence.

        The Committee discussed with the Trust's internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Committee pre-approved all audit and non-audit services provided by the independent registered public accounting firm in accordance with the Audit and Non-Audit Services Pre-Approval Policy adopted by the Committee. The Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting.

        During 2011, management completed the documentation, testing and evaluation of the Trust's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and Ernst & Young LLP at each regularly scheduled Committee meeting. At the conclusion of the process, management provided the Committee with a report on the effectiveness of the Trust's internal control over financial reporting. The Committee also reviewed the report of management contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission, as well as Ernst & Young LLP's Reports of Independent Registered Public Accounting Firm (included in the Trust's Annual Report on Form 10-K) and reports related to its audits of the consolidated financial statements and the effectiveness of internal control over financial reporting. The Committee continues to oversee the Trust's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2012.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Audit Committee

Thomas C. DeLoach, Jr. (Chair)
Katherine Elizabeth Dietze
Daniel P. Garton
M. Leanne Lachman
Stephen D. Steinour

        The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

 REPORT OF THE CORPORATE GOVERNANCE
AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee meets to address matters regarding corporate governance and makes recommendations to the Board regarding nominees for positions on the Board.

        The Corporate Governance and Nominating Committee has developed and the Board has adopted the Governance Guidelines, which are posted under the Investor Information section of the Trust's web site at www.libertyproperty.com. Copies are also available without charge at the written request of any shareholder of the Trust. Such requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Corporate Governance and Nominating Committee

Frederick F. Buchholz (Chair)
Katherine Elizabeth Dietze
David L. Lingerfelt
Stephen B. Siegel

        The Report of the Corporate Governance and Nominating Committee shall not be deemed incorporated by reference by any general statement that incorporates by reference any portion of this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee oversees the Trust's executive compensation process on behalf of the Board of Trustees. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees (and the Board has approved) that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2011.

Compensation Committee

M. Leanne Lachman (Chair)
Frederick F. Buchholz
Thomas C. DeLoach, Jr.
David L. Lingerfelt

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Mr. Buchholz, Mr. DeLoach, Mr. Lingerfelt and Ms. Lachman. None of the members of the Compensation Committee was an officer or employees of the Trust or its subsidiaries during 2011, was formerly an officer of the Trust or its subsidiaries, or had any relationship with the Trust since the beginning of 2011 that requires disclosure under applicable Securities and Exchange Commission regulations.

 MATTERS RELATED TO RISK

The Board's Role in Risk Oversight

        The Board's role in the Trust's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Trust, including operational, financial, legal and regulatory and strategic risks. The Board also works to oversee risk through its consideration and authorization of significant matters, such as major strategic, operational and financial initiatives and its oversight of management's implementation of those initiatives.

        In particular, the Audit Committee is tasked pursuant to its charter to "discuss with management the Company's major policies with respect to risk assessment and risk management." As appropriate, the Chair of the Audit Committee reports to the full Board on the activities of the Audit Committee in this regard, allowing the Audit Committee and the full Board to coordinate their risk oversight activities.

        In its risk oversight capacity, the Board and the Audit Committee engage in various practices, including, without limitation:

  •
  review and consideration of reports from and information provided by management to the Board and its committees on topics relating to the risks that the Trust faces, including, without limitation, the conditions in markets in which the Trust operates or is considering operating, tenant concentrations and credit worthiness, leasing activity and expirations, the status of current and anticipated development projects, compliance with debt covenants, management of debt maturities, access to debt and equity capital markets, existing and potential legal claims against the Trust and various other matters relating to the Trust's business;

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  the required approval by the Board or the applicable committee of the Board of significant transactions and other decisions, including, among others, acquisitions and dispositions of properties, development projects and new borrowings;

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  the direct oversight of specific areas of the Trust's business by the Compensation, Audit and Corporate Governance and Nominating Committees; and

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  review and consideration of reports from and information provided by the Trust's auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the Trust's compensation practices, qualification of the Trust as a REIT for tax purposes and the Trust's internal control over financial reporting.

        The Audit Committee is specifically responsible for discussing the guidelines and policies that govern the process by which the Trust's exposure to risk is assessed by management. As part of this process, the Audit Committee regularly assesses risks faced by the Trust in a manner designed to identify and analyze risks to achieving the Trust's business objectives. The results of these risk assessments are then discussed with management. In addition, as one component of the Trust's anti-fraud program, the Trust, under the supervision of the Audit Committee, established a hotline available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Risk Considerations in our Compensation Program

        Our Compensation Committee has considered the concept of risk as it relates to our compensation program. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies or practices do not create risks that are reasonably likely to have a material adverse effect on us. In our "Compensation Discussion and Analysis," we discuss in general the compensation policies and practices that are applicable to our named executive officers. We believe that because these policies and practices, as well as the policy and practices utilized with respect to our more senior employees, incorporate variable compensation elements that focus on our overall financial performance, risky behavior by any of our individual employees is disincentivized. We also have in place various operational controls, such as senior management review of significant leases and contracts, that we believe would aid in preventing the implementation of risky business arrangements.

        Compensation to our executive officers and senior employees is comprised of both fixed and incentive-based elements. The fixed compensation (i.e., regular salary) provides reliable, foreseeable income that mitigates the focus of our employees on the immediate financial performance of our company or its stock price, encouraging them to make decisions in our best long-term interests. The incentive components are designed to be sensitive to both our short- and long-term performance and stock price. In combination, we believe that our compensation structures do not encourage our officers and employees to take unnecessary or excessive risks in performing their duties. Contributing to this belief is the fact that our compensation structure has been structured substantially as it is now for a number of years and we have seen no evidence that it encourages unnecessary or excessive risk taking.

 CORPORATE GOVERNANCE

Board Leadership Structure

        Since the Trust's inception, it has had a board leadership structure under which the Chief Executive Officer also serves as Chairman of the Board. The Trust believes that it has been well-served by this structure and that the structure facilitates strong, clear and cohesive leadership, with a single person setting the tone and having the ultimate responsibility for all of the Trust's operating and strategic functions, thus providing unified leadership and direction for the Board and executive management.

        Currently, Mr. Hankowsky serves in these dual capacities, as he has since June 2003, when he was named Chairman in addition to his role as Chief Executive Officer, which he has held since January 2003. While the Board does not believe that the roles of Chairman and Chief Executive Officer must always be combined, and reserves the right to reconsider the issue as it deems appropriate, it intends to continue the current arrangement for the foreseeable future.

        The Trust does not have a lead independent trustee, but receives strong leadership from all of its members. Additionally, as discussed below, the chairpersons of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee of our Board rotate presiding over regular sessions of our non-management and independent trustees. Virtually all of our trustees take active and substantial roles in the activities of our Board at the full Board meetings. The Board believes that this open structure, as compared to a system in which there is a designated lead independent trustee, facilitates a greater sense of responsibility among our trustees, and facilitates active and effective oversight by the independent trustees of the Trust's operations and strategic initiatives, including the risks that may be attendant thereto. Trustees are able to propose items for Board meeting agendas. Additionally, the Board's meetings include time for discussion of items not on the formal agenda, and the independent and non-management trustees meet with Mr. Hankowsky in executive sessions generally before each Board meeting.

        Our Board is comprised of eight independent trustees and Mr. Hankowsky. Each of the trustees is a sophisticated and seasoned business person experienced in board processes and knowledgeable regarding matters of corporate governance, and has substantial leadership experience in his or her field. For additional information about the backgrounds and qualifications of our directors, see "Proposal 1—Election of Trustees and Continuing Trustees."

Independence of Trustees

        The Board has conducted a review of the independence of the trustees under the standards for independence established by the New York Stock Exchange. During this review, the Board considered any transactions and relationships between a trustee or member of that trustee's immediate family and the Trust and its subsidiaries and affiliates. The Board also examined any transactions and relationships between trustees or their affiliates and members of the Trust's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the trustee is independent. Taking into account the review, the Board has determined that each of the trustees, other than Mr. Hankowsky, meets these standards, and is independent.

        In connection with the Board's annual affirmative determination as to the independence of the members of the Board, the Board considered certain transactions including: the purchase of airline tickets from American Airlines, Mr. Garton's employer; and the payment of real estate brokerage fees to CBRE Group, Inc. ("CBRE"), for which Mr. Siegel serves as Chairman of Global Brokerage. During the review of Mr. Siegel's independence, the Board considered the payment of real estate brokerage fees by the Trust to CBRE, and determined that such transactions, in which Mr. Siegel does not have any direct or indirect material interest, do not have any impact on Mr. Siegel's independence. As part of this determination, the Board considered the following information, which in the Board's view demonstrates the de minimis nature of the relationship between the Trust and CBRE, including the fact that the amounts paid by the Trust to CBRE in 2011 comprised a de minimis percentage of CBRE's 2011 revenues:

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  CBRE's 2011 revenues were approximately $5.9 billion;

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  The Trust paid CBRE a total of $5.2 million in 2011, approximately $4.2 million of which was paid for transactions in which CBRE represented the tenant, not the Trust;

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  The fees paid in transactions where CBRE acted for the tenant amounted to 0.07% of CBRE's total revenues for 2011; the fees paid in transactions where CBRE acted on the Trust's behalf amounted to 0.02% of CBRE's total revenues for 2011; and

  •
  Mr. Siegel received no benefit, directly or indirectly, with regard to these transactions, nor did have any role, in any capacity, relating to these transactions.

        As to the individuals, it was determined that they did not fail any of the tests set forth in Rule 303A.02(b) and that none of the aforementioned transactions represented a material relationship.

Code of Conduct

        The Trust has a code of conduct for its chief executive officer and senior financial officers, including the Trust's principal financial officer and our principal accounting officer or controller within the meaning of the Securities and Exchange Commission regulations adopted under the Sarbanes-Oxley Act of 2002. The code of conduct is posted under the Investor Information section of the Trust's web site at www.libertyproperty.com.

        In addition, shareholders may request a copy of the code of conduct by directing a written request to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

Trustee Attendance at Annual Meetings

        The Trust encourages all of the trustees to attend the annual meeting of shareholders. The 2011 Annual Meeting of Shareholders was attended by all of the trustees.

Communications with Shareholders

        The Trust provides the opportunity for shareholders to communicate with the members of the Board. In this regard, the Board of Trustees has also adopted a process by which shareholders and other interested parties may communicate with the independent trustees or the chairperson of any of the committees of the Board of Trustees by e-mail or regular mail. Communications by e-mail should be sent to corporatesecretary@libertyproperty.com. Communications by regular mail should be sent to the attention of the Chairperson, Audit Committee, Chairperson, Compensation Committee, or Chairperson, Corporate Governance and Nominating Committee, or to the independent trustees as a group to the Independent Trustees, each c/o the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

        All communications received in accordance with this process will be reviewed by the Trust's management to determine whether the communication requires immediate action. Management will pass on all communications received, or a summary of such communications, to the appropriate trustee or trustees. However, management reserves the right to disregard any communication that it determines is unduly hostile, threatening, illegal, does not reasonably relate to the Trust or its business, or is similarly inappropriate, and has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Shareholder Nominations for Trustees

        Shareholder nominations for election to the Board of Trustees should be sent to the attention of the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement, describe the nominee's qualifications and be accompanied by the nominee's written statement of willingness and affirmative desire to serve representing the interest of all shareholders. Shareholders may also make nominations directly by following the procedure specified in the Trust's By-laws.

        Nominees proposed by shareholders will be considered using the same criteria and in the same manner utilized by the Corporate Governance and Nominating Committee of the Board of Trustees in considering all nominees for election to the Board. See "Committees of the Board of Trustees—Corporate Governance and Nominating Committee."

Meetings of Non-Management and Independent Trustees

        The Board has instituted regularly scheduled executive sessions of the Board of Trustees, whereby non-management trustees meet at least twice each year, and the independent trustees at least once each year, in executive sessions. The chairpersons of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee will rotate presiding over these sessions.

PROPOSALS OF SECURITY HOLDERS

        All proposals of any shareholder of the Trust that such shareholder wishes to be presented at the 2013 Annual Meeting of Shareholders and included in the proxy statement and form of proxy prepared for that meeting must be received by the Trust at its principal executive offices no later than December 13, 2012 to be considered for inclusion in such proxy statement and form of proxy. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement. A proposal which does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act will not be included in management's proxy soliciting material for the 2013 Annual Meeting of Shareholders.

        A shareholder of the Trust may wish to have a proposal presented at the 2013 Annual Meeting of Shareholders, but not to have such proposal included in the Trust's proxy statement and form of proxy relating to that meeting. Pursuant to Section 13(a)(2) of the Trust's By-laws, notice of any such proposal must be received by the Trust between February 11, 2013 and March 13, 2013. If it is not received during this period, such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) under the Exchange Act, and, therefore, the proxies will have the right to exercise discretionary voting authority with respect to such proposal. Any such proposal must be submitted in writing to the Secretary of the Trust at the address appearing on the notice accompanying this proxy statement.

 SOLICITATION OF PROXIES

        The cost of the solicitation of proxies will be borne by the Trust. In addition to the use of the mail, solicitations may be made by telephone and personal interviews by officers, trustees and regularly engaged employees of the Trust. The Trust may engage a proxy solicitor to distribute the Trust's shareholder materials and solicit proxies. The Trust may agree to pay a fee for such services and to reimburse the solicitor for all reasonable disbursements. Any such fee is estimated to be approximately $7,500. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward this proxy statement to the beneficial owners of the shares held of record by such persons, and the Trust will reimburse them for their charges and expenses in this connection.

ANNUAL REPORT ON FORM 10-K

        The Trust will provide without charge to each person solicited by this proxy statement, at the written request of any such person, a copy of the Trust's Annual Report on Form 10-K (including the financial statements and the schedules thereto) as filed with the Securities and Exchange Commission for its most recent fiscal year. Such written requests should be directed to the Vice President of Investor Relations at the address of the Trust appearing on the Notice of Annual Meeting that accompanies this proxy statement.

DIRECTIONS TO THE SITE OF THE ANNUAL MEETING

        From Philadelphia International Airport (PHL):    Follow I-95 North to exit #22 for Central Philadelphia/Route 676 West (left exit). Off the ramp, follow 676 West (Vine Street Expressway) to the Benjamin Franklin Parkway/Museum Area exit. At top of ramp, turn right onto 22nd Street. Go one block to the first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter the traffic circle. The Hotel is halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

        From 76 East (Valley Forge):    Follow 76 East and all signs for Central Philadelphia. Take exit #344 for Route 676 East (left exit). Almost immediately you will exit to the right, marked as 23rd Street/Benjamin Franklin Parkway. Follow this exit ramp straight (you will be on Winter Street) to the third traffic light (the intersection of Winter and 20th Street). Cross the intersection and merge into the traffic circle, stay right. The Hotel is halfway around the circle on the right at the intersection of 18th Street and the Benjamin Franklin Parkway.

        From New York or New Jersey:    Take exit #4 off the New Jersey Turnpike. Follow 73 North to 38 West. Follow 38 West to 30 West. Follow signs and cross over Benjamin Franklin Bridge. Over the bridge, follow signs for 676 West. Take 676 West (Vine Street Expressway) to Benjamin Franklin Parkway/Museum Area exit. At the top of the ramp, turn right onto 22nd Street. Go one block to first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter traffic circle. The Hotel is located halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

        From North East Philadelphia on I-95 South:    Take exit #22 for Central Philadelphia/Historic Area. At the bottom of the ramp, follow signs for 676 West. Take 676 West (Vine Street Expressway) to Benjamin Franklin Parkway/Museum Area exit. At the top of the ramp, turn right onto 22nd Street. Go one block to the first traffic light and turn right onto Benjamin Franklin Parkway. Go through two traffic lights and enter the traffic circle. The Hotel is halfway around the circle on the right at 18th Street and Benjamin Franklin Parkway.

 Annex A

PROXY

LIBERTY PROPERTY TRUST

500 Chesterfield Parkway
Malvern, Pennsylvania 19355

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

        The undersigned shareholder of LIBERTY PROPERTY TRUST (the "Trust") hereby appoints William P. Hankowsky and Robert E. Fenza, and each of them acting individually, as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of beneficial interest of the Trust which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Trust to be held on May 22, 2012, at 11:00 a.m., local time, at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side.

        The Board of Trustees recommends a vote FOR all of the nominees of the Board of Trustees in the election of trustees, FOR approval of the advisory vote to approve the Trust's named executive officer compensation, FOR ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012 and FOR adoption of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" all of the nominees of the Board of Trustees in the election of trustees, "FOR" approval of the advisory vote to approve the Trust's named executive officer compensation, "FOR" ratification of the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012 and "FOR" adoption of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders to be Held on May 22, 2012

A-1

        This proxy statement and our 2011 annual report to shareholders are available at www.libertyproperty.com in the "Investor Relations" section.

1.	Election of nine trustees to hold office until 2013.

Nominees:

(01) Frederick F. Buchholz, (02) Thomas C. DeLoach, Jr., (03) Katherine Elizabeth Dietze, (04) Daniel P. Garton, (05) William P. Hankowsky, (06) M. Leanne Lachman, (07) David L. Lingerfelt, (08) Stephen B. Siegel and (09) Stephen D. Steinour

FOR	WITHHELD
☐	☐

FOR ALL NOMINEES, EXCEPT AS NOTED ABOVE.

2.	Advisory vote to approve the Trust's named executive officer compensation.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
3.	Approval of the proposal to ratify the selection of Ernst & Young LLP as the Trust's independent registered public accounting firm for 2012.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4.	Approval of the proposal to adopt the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

MARK HERE FOR ADDRESS ☐ CHANGE AND NOTE AT LEFT
The undersigned hereby acknowledges receipt of the notice of annual meeting, the proxy statement furnished in connection therewith and the annual report to shareholders and hereby ratifies all that the said attorneys and proxies may do by virtue hereof. NOTE: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Signature:	Date:	Signature:	Date:

A-2

ANNEX B

LIBERTY PROPERTY TRUST

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

The purpose of the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase the common shares of beneficial interest in Liberty Property Trust (the “Company”).  The Board of Trustees of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company.

ARTICLE I

Definitions

Sec. 1.01  “Board of Trustees” means the Board of Trustees of the Company.

Sec. 1.02  “Code” means the Internal Revenue Code of 1986, as amended.  References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

Sec. 1.03  “Committee” means the committee appointed by the Board of Trustees to administer the Plan, as provided in Section 5.04.

Sec. 1.04  “Company” means Liberty Property Trust, a Maryland real estate investment trust, or any successor by merger or otherwise.

Sec. 1.05  “Compensation” means a Participant’s base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with plans described in Section 401(k) or 125 of the Code.  However, Compensation shall not include any contributions (other than contributions under Section 401(k) of the Code or Section 125 of the Code, deducted from such Compensation) made by the Company or any Subsidiary on the Employee’s behalf to any employee benefit or welfare plan now or hereafter established.  The Company may make modifications to the definition of Compensation for one or more offerings as deemed appropriate.

Sec. 1.06  “Effective Date” means June 21, 2011.

Sec. 1.07  “Election Date” means each June 1 and January 1 or such other dates as the Committee shall specify.

Sec. 1.08  “Eligible Employee” means each employee of the Employer:

(i)                                     Who is employed by the Employer as an employee (and not as an independent contractor),

(ii)                                  Whose customary employment is for more than 20 hours per week and for more than five months per year,

(iii)                               Who is not deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and

(iv)                              Who has completed at least 1 year of service with the Employer, including any period of service with any predecessor business unit acquired by the Employer (whether by asset purchase, stock purchase, merger or otherwise).

Sec. 1.09  “Employer” means the Company and each Subsidiary.

Sec. 1.10  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

Sec. 1.11  “Market Value” means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference.  If there was no such price reported for the date of reference, “Market Value” means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

Sec. 1.12  “Participant” means each Eligible Employee who elects to participate in the Plan.

Sec. 1.13  “Plan” means the Liberty Property Trust Amended and Restated Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

Sec. 1.14  “Plan Year” means each calendar year during which the Plan is in effect.

Sec. 1.15  “Purchase Agreement” means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company.  The Purchase Agreement is intended to evidence the Company’s offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.  A Purchase Agreement may be delivered and executed electronically if such a process is authorized by the Company.

Sec. 1.17  “Purchase Date” means the last day of each Purchase Period.

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Sec. 1.18  “Purchase Period” means a six-month period beginning on each January 1 and July 1, or such other period specified by the Committee, during which the Participant’s Stock purchase is funded through payroll deduction accumulations.

Sec. 1.19  “Purchase Price” means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.03.

Sec. 1.20  “Stock” means the common shares of beneficial interest, $.001 par value per share, in the Company.

Sec. 1.21  “Subsidiary” means any present or future corporation which (i) constitutes a “subsidiary corporation” of the Company as that term is defined in Section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee.

ARTICLE II

Admission to Participation

Sec. 2.01  Initial Participation.  An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Purchase Agreement at such time in advance of the Election Date as the Committee shall prescribe.  The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.02 or a change under Section 3.05.

Sec. 2.02  Discontinuance of Participation.

(a)                                 A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee shall prescribe.  A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period.  The Participant may again elect to participate in the Plan on the next Election Date, if the Participant is then an Eligible Employee.  The Participant who ceases contributions during a Purchase Period may request payment of any funds held in his or her account under the Plan.  Any funds remaining in the Participant’s account on the Purchase Date shall be used to purchase Stock pursuant to Section 3.04, if the Participant remains an Eligible Employee.

(b)                                 If a Participant ceases to be an Eligible Employee, his or her participation automatically shall cease, no further purchase of Stock shall be made for the Participant and the Participant may request payment of any funds held in his or her account under the Plan.

Sec. 2.03  Readmission to Participation.  Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Purchase Agreement.  Reinstatement to Participant status shall be effective as of any Election Date, provided the

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Participant files a new Purchase Agreement with the Committee at such time in advance of the Election Date as the Committee shall prescribe.

ARTICLE III

Stock Purchase and Resale

Sec. 3.01  Reservation of Shares.  There shall be 750,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Article IV.  Except as provided in Article IV, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

Sec. 3.02  Limitation on Shares Available.

(a)                                 The maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole and fractional shares of Stock that can be purchased by applying the full balance of the Participant’s withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant’s proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 3.01.

(b)                                 Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of Section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the Plan), is one less than such five percent.  Any amounts withheld from a Participant’s compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

(c)                                  A Participant may not purchase shares of Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

Sec. 3.03  Purchase Price of Shares.

(a)                                 Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be the lower of:

(i) 85% of the Market Value of such share on the first day of the Purchase Period, or

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(ii) 85% of the Market Value of such share on the Purchase Date.

(b)                                 The Committee may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of the first day of the Purchase Period or the Purchase Date, or the lower of such values, so long as the percentage shall not be lower than 85% of such Market Value.

Sec. 3.04  Exercise of Purchase Privilege.

(a)                                 As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 3.03.  The option shall continue in effect through the Purchase Date for the Purchase Period.  Subject to the provisions of Section 3.02 above, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

(b)                                 Subject to the provisions of Section 3.02, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole and fractional shares of Stock as can be purchased with the amounts withheld from the Participant’s Compensation during the Purchase Period.  Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made.

(c)                                  At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, local, foreign or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Stock.  At any time, the Company may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Stock by the Participant.  The Committee may require the Participant to notify the Company before the Participant sells or otherwise disposes of any shares acquired under the Plan.

Sec. 3.05  Payroll Deductions.

(a)                                 Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement.  In the Purchase Agreement, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period of an amount not less than $25 per paycheck ($50 for any Participant on a monthly payroll period) and not more than 10% of such Participant’s Compensation.  A Participant may change the deduction to any permissible level effective as of any Election Date.  A change shall be made by filing with the

5

Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe.

(b)                                 Notwithstanding the foregoing, to the extent necessary to comply with the limitations of Section 423(b)(8) of the Code, a Participant’s payroll deductions may be decreased to 0% during any Purchasing Period if such Participant would, as a result of such limitations, be precluded from buying any additional Stock on the Purchase Date for that Purchasing Period.  The suspension of such deductions shall not terminate the Participant’s participation in the Plan.  Payroll deductions shall recommence at the rate provided in such Participant’s enrollment agreement at the beginning of the first Purchasing Period for which the Participant is able to purchase shares in compliance with the limitations of Section 423(b)(8) of the Code.

Sec. 3.06  Payment for Stock.  The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant’s authorized payroll deductions.  All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

Sec. 3.07  Share Ownership; Issuance of Certificates.

(a)                                 The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date.  Prior to that time, none of the rights or privileges of a shareholder of the Company shall inure to the Participant with respect to such shares of Stock.  All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

(b)                                 The Committee, in its sole discretion, may determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant’s share interests in the Stock.  Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant’s Purchase Agreement, in the Participant’s name jointly with the Participant’s spouse, with right of survivorship, or in such other form as the Committee may permit.

(c)                                  The Committee, in its sole discretion, may impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any shareholder accounts established for a Participant.

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(d)                                 If, under Section 3.07(b), certificates for Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a shareholder account of a Participant will, at the Participant’s election, either be (i) reinvested in whole and fractional shares of Stock and credited to the Participant’s account or (ii) paid directly to the Participant.  If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

(e)                                  Notwithstanding the foregoing, with respect to any Election Date that occurs on or after [May 1, 2011], all stock certificates representing shares of Stock purchased by Participants shall be held in escrow by the Company and shall not be transferred to such Participants or a brokerage account for such Participants until the shareholders have approved the Plan, as adopted effective June 21, 2011.

Sec. 3.08  Distribution of Shares or Resale of Stock.

(a)                                 A Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares at any time by making a request in such form and at such time as the Committee shall prescribe.

(b)                                 If a Participant terminates his or her employment with the Employer or otherwise ceases to be an Eligible Employee, the Participant shall receive a distribution of his or her shares of Stock held in any shareholder account established pursuant to Section 3.07(b), unless the Participant elects to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

(c)                                  If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole and fractional shares of Stock.  Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

Sec. 3.09 Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  In addition, should the Plan not be registered on a Purchase Date of any Purchasing Period in any foreign jurisdiction in which such registration is required, then no options granted with respect to the Purchasing Period to employees in that foreign jurisdiction shall be exercised on such Purhcase Date, and all contributions accumulated on behalf of such employees during the Purchasing Period ending with such Purchase Date shall be distributed to the participating employees in that foreign jurisdiction without interest unless the terms of the offering specifically provide otherwise or otherwise required by applicable law.

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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

ARTICLE IV

Special Adjustments

Sec. 4.01  Shares Unavailable.  If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

(a)                                 The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

(b)                                 The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

Sec. 4.02  Anti-Dilution Provisions.  The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.01, the maximum number of shares that may be purchased by a Participant as provided in Section 3.02(b), and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

Sec. 4.03  Effect of Certain Transactions.  Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the Company.  However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant’s Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.

Sec. 4.04.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.  Notwithstanding anything to the contrary, herein:

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Stock reserved for issuance or transfer under the Plan pursuant to Section 3.01 of the Plan, as well as the number of shares and price per share of Stock covered by each option under the Plan which has not yet been exercised and the maximum number of shares that may be purchased per Participant on any Purchase Date, shall be equitably

8

adjusted for any increase or decrease in the number of issued shares of Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Stock, or any other increase or decrease in the number of shares of Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an option.  The Committee may, if it so determines in the exercise of its sole discretion, make provision for adjusting the number of shares of Stock reserved for issuance or transfer under the Plan pursuant to Section 3.01 of the Plan, as well as the price per share of Stock covered by each outstanding option and the maximum number of shares that may be purchased per Participant on any Purchase Date, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Stock.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Purchasing Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchasing Periods then in progress by setting a new Purchase Date (the “New Purchase Date”).  If the Committee shortens the Purchasing Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each Participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his option has been changed to the New Purchase Date and that his option will be exercised automatically on the New Purchase Date.  For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Stock for each share of Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Stock in the sale of assets or merger.

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ARTICLE V

Miscellaneous

Sec. 5.01  Non-Alienation.  Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant’s lifetime and may not be assigned or otherwise transferred by the Participant.  If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously withheld from the Participant’s Compensation during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period.  After that Purchase Date, there shall be delivered to the executor, administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant’s credit under the Plan.

Sec. 5.02  Administrative Costs.  The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

Sec. 5.03  No Interest.  No interest shall be payable with respect to amounts withheld under the Plan.

Sec. 5.04  Committee.  The Board of Trustees shall appoint the Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan.  The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder.  The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan.  Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.  Members of the Board of Trustees who are eligible Employees are permitted to participate in the Plan, provided that:

(a)                                 Members of the Board of Trustees who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(b)                                 No member of the Board of Trustees who is eligible to participate in the Plan may be a member of the Committee.

Sec. 5.05  Withholding of Taxes; Notification of Transfer.

(a)                                 All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding.  The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company

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for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant’s wages or other compensation the amount of any withholding taxes dues with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

(b)                                 A Participant shall be required to advise the Committee immediately if the Participant transfers (by sale, gift or other manner) any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

Sec. 5.06  Amendment of the Plan.

(a) The Board of Trustees may at any time and for any reason terminate or amend the Plan.  Except as provided in Sec. 4.04 and Sec. 5.06 or as necessary to comply with applicable laws or regulations, no such termination or amendment can adversely affect options previously granted without the consent of the affected Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision) or any other applicable law or regulation, the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Purchasing Periods, change the maximum number of shares of Stock purchasable per Participant on any Purchase Date, limit the frequency and/or number of changes in the amount withheld during Purchasing Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation or contributed by the Participant, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

Sec. 5.07  Expiration and Termination of the Plan.  The Plan shall continue in effect through the date when all of the shares of Stock reserved for issuance under the Plan pursuant to Section 3.01 have been issued, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Trustees.  The Board of Trustees shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant.  Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the Participant’s Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

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Sec. 5.08  No Employment Rights.  Participation in the Plan shall not give an employee any right to continue in the employment of an Employer, and shall not affect the right of the Employer to terminate the employee’s employment at any time, with or without cause.

Sec. 5.09  Repurchase of Stock.  The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

Sec. 5.10  Notice.  A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee.  Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company’s corporate headquarters, or such other address as the Committee may designate.  Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

Sec. 5.11  Government Regulation.  The Company’s obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

Sec. 5.12  Internal Revenue Code and ERISA Considerations.  The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423 of the Code.  The Plan is not intended and shall not be construed as constituting an “employee benefit plan,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

Sec. 5.13  Headings, Captions, Gender.  The headings and captions herein are for convenience of reference only and shall not be considered as part of the text.  The masculine shall include the feminine, and vice versa.

Sec. 5.14  Severability of Provisions, Prevailing Law.  The provisions of the Plan shall be deemed severable.  In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change).  The Plan shall be governed by the laws of the State of Maryland to the extent such laws are not in conflict with, or superseded by, federal law.

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QuickLinks

GENERAL INFORMATION
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 22, 2012
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF TRUSTEES AND CONTINUING TRUSTEES
Recommendation and Required Vote
PROPOSAL 2—ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE TRUST'S NAMED EXECUTIVE OFFICERS
Recommendation and Required Vote
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Grants of Plan Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Shares Vested
Equity Compensation Plan Information
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRUSTEE COMPENSATION
PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 4—PROPOSAL TO APPROVE THE LIBERTY PROPERTY TRUST EMPLOYEE STOCK PURCHASE PLAN
POLICY FOR APPROVING RELATED PARTY TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
MATTERS RELATED TO RISK
CORPORATE GOVERNANCE
PROPOSALS OF SECURITY HOLDERS
SOLICITATION OF PROXIES
ANNUAL REPORT ON FORM 10-K
DIRECTIONS TO THE SITE OF THE ANNUAL MEETING
  Annex A
PROXY LIBERTY PROPERTY TRUST 500 Chesterfield Parkway Malvern, Pennsylvania 19355 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
CONTINUED AND TO BE SIGNED ON REVERSE SIDE